UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10335

Name of Fund: BlackRock New Jersey Municipal Income Trust (BNJ)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock New Jersey Municipal Income Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2012

Date of reporting period: 07/31/2012

Item 1 – Report to Stockholders

July 31, 2012

Annual Report

BlackRock California Municipal Income Trust (BFZ)

BlackRock Florida Municipal 2020 Term Trust (BFO)

BlackRock Municipal Income Investment Trust (BBF)

BlackRock New Jersey Municipal Income Trust (BNJ)

BlackRock New York Municipal Income Trust (BNY)

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	ANNUAL REPORT	JULY 31, 2012

Dear Shareholder

About this time one year ago, financial markets fell into turmoil, triggered by Standard & Poor’s historic downgrade of US government debt. Since then, asset prices have continued to move broadly in “risk-on” rallies and “risk-off” retreats driven by macro-level concerns, primarily the sovereign debt crisis in Europe and uncertainty about global economic growth.

Equity markets crumbled in the third quarter of 2011 as fearful investors fled riskier assets in favor of traditionally safe investments including US Treasuries and gold. In October, however, improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis drew investors back to the markets. Improving sentiment carried over into early 2012 as investors saw some relief from the world’s financial woes. Volatility abated and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while climbing Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability in Greece threatened the country’s membership in the euro zone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 nations comprising the euro currency bloc as a means to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to sentiment. Risk assets sold off in the second quarter as investors again retreated to safe haven assets.

The summer brought a modest rebound in most asset classes. However, financial markets continued to swing sharply in both directions as investors reacted to mixed economic data as well as comments and policy actions — or lack of action — from central banks around the globe.

On the whole, higher quality investments outperformed riskier asset classes for the 12 months ended July 31, 2012 as investors continued to focus on safety. US Treasury bonds delivered the strongest returns, followed by tax-exempt municipal bonds. Some higher-risk investments, including US large-cap stocks and corporate bonds, managed to post gains for the one-year period, and while US small-cap stocks generated a slight gain for the 12-month period, they posted a marginal loss for the last 6 months. International and emerging equities, which experienced significant downturns in 2011, lagged other asset classes amid ongoing global uncertainty. US large-cap stocks and high yield bonds rallied higher in recent months as many investors increased their appetite for risk. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of July 31, 2012

	6-month	12-month
US large cap equities (S&P 500® Index)	6.25%	9.13%
US small cap equities (Russell 2000® Index)	(0.03)	0.19
International equities (MSCI Europe, Australasia, Far East Index)	(1.15)	(11.45)
Emerging market equities (MSCI Emerging Markets Index)	(4.83)	(13.93)
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.05	0.07
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	4.31	15.58
US investment grade bonds (Barclays US Aggregate Bond Index)	2.88	7.25
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.22	10.70
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.05	8.00

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the 12-Month Period Ended July 31, 2012

One year ago, the municipal bond market was rebounding from a prolonged weak period stemming from events in the fourth quarter of 2010. Municipals had suffered severe losses in late 2010 amid a steepening US Treasury yield curve, political uncertainty and a flood of inflated headlines about municipal finance troubles. A significant supply-demand imbalance had developed by the end of the year, leading to wider quality spreads and higher yields for municipal bonds heading into 2011.

Having lost confidence in municipals, retail investors retreated from the market, resulting in municipal mutual fund outflows totaling $35.1 billion from the middle of November 2010 until the trend finally broke in June 2011. However, weak demand in the first half of 2011 was counterbalanced by lower supply. According to Thomson Reuters, total new issuance was down 32% in 2011 as compared to the prior year.

On August 5, 2011, Standard & Poor’s (“S&P”) downgraded the US government’s credit rating from AAA to AA+. While this led to the downgrade of approximately 11,000 municipal issues directly tied to the US debt rating, this represented a very small fraction of the municipal market and said nothing about the individual municipal credits themselves. In fact, demand for municipal bonds increased as severe volatility in US equities drove investors to more stable asset classes. The municipal market benefited from an exuberant Treasury market and continued muted new issuance. As supply remained constrained, demand from both traditional and non-traditional buyers was strong, pushing long-term municipal bond yields lower and sparking a curve-flattening trend that continued through year end. Ultimately, 2011 was one of the strongest performance years in municipal market history. The S&P Municipal Bond Index returned 10.62% in 2011, making municipal bonds a top-performing fixed income asset class for the year.

Strong demand carried over into 2012 as investors continued to search for yield in a low-rate environment. Municipal market supply-and-demand technicals typically strengthen considerably upon the conclusion of tax season as net negative supply takes hold. This theme remained intact for 2012. In the spring, a resurgence of concerns about Europe’s financial crisis and weakening US economic data drove municipal bond yields lower and prices higher as investors were drawn to the asset class for its relatively low volatility in addition to the income and capital preservation it offers. The S&P Municipal Bond Index has gained 5.75% year-to-date.

Overall, the municipal yield curve flattened during the period from July 29, 2011 to July 31, 2012. As measured by Thomson Municipal Market Data, yields declined by 151 basis points (“bps”) to 2.84% on AAA-rated 30-year municipal bonds and by 101 bps to 1.66% on 10-year bonds, while yields on 5-year issues fell 51 bps to 0.65%. While the entire municipal curve flattened over the 12-month time period, the spread between 2- and 30-year maturities tightened by 140 bps, and in the 2- to 10-year range, the spread tightened by 90 bps.

The fundamental picture for municipalities continues to improve. Austerity has been the general theme across the country as states set their budgets, although a small number of states continue to rely on a “kick-the-can” approach to close their budget gaps, using aggressive revenue projections and accounting gimmicks. It has been over a year and a half since the fiscal problems plaguing state and local governments first became highly publicized. Thus far, the prophecy of widespread defaults across the municipal market has not materialized. Through the first half of 2012, approximately $1.07 billion in par value of municipal bonds have entered into debt service default for the first time. This represents only 0.540% of total issuance for that period and 0.029% of total municipal bonds outstanding, as compared to 0.065% for the full year 2011. (Data provided by Bank of America Merrill Lynch.) BlackRock maintains the view that municipal bond defaults will remain in the periphery and the overall market is fundamentally sound. We continue to recognize that careful credit research and security selection remain imperative amid uncertainty in this economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	JULY 31, 2012

Trust Summary as of July 31, 2012	BlackRock California Municipal Income Trust

Trust Overview

BlackRock California Municipal Income Trust’s (BFZ) (the “Trust”) investment objective is to provide current income exempt from regular US federal income and California income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations that are investment grade quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2012, the Trust returned 34.40% based on market price and 24.98% based on net asset value (“NAV”). For the same period, the closed-end Lipper California Municipal Debt Funds category posted an average return of 30.47% based on market price and 21.65% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period-end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s long duration posture (sensitivity to interest rate movements) had a positive impact on performance as interest rates generally declined amid the investor flight-to-quality in the US Treasury market. Leverage achieved through the use of tender option bonds while the municipal yield curve was historically steep boosted returns. The Trust’s holdings of higher quality essential service revenue bonds contributed positively, as did holdings of select general obligation bonds and school district credits with stronger underlying fundamentals. Investments in the health, education, transportation and utilities sectors were particularly strong contributors. Additionally, purchases of zero-coupon bonds deemed undervalued added to the Trust’s total return. The Trust used US Treasury financial futures contracts to hedge against rising interest rates. These positions had a modestly negative impact on returns as interest rates declined over the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BFZ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2012 ($16.64)[1]	5.60%
Tax Equivalent Yield[2]	8.62%
Current Monthly Distribution per Common Share[3]	$0.0777
Current Annualized Distribution per Common Share[3]	$0.9324
Economic Leverage as of July 31, 2012[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Variable Rate Muni Term Preferred Shares (“VMTP Shares”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	7/31/12	7/31/11	Change	High	Low
Market Price	$16.64	$13.16	26.44%	$16.75	$12.95
Net Asset Value	$16.32	$13.88	17.58%	$16.38	$13.88

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	7/31/12	7/31/11
County/City/Special District/School District	37%	39%
Utilities	29	29
Health	12	11
Education	9	7
Transportation	7	7
State	5	5
Housing	1	2

Credit Quality Allocations[5]

	7/31/12	7/31/11
AAA/Aaa	9%	11%
AA/Aa	71	67
A	19	20
BBB/Baa	1	2

[5]	Using the higher of S&P’s or Moody’s Investors Service (“Moody’s”) ratings.

ANNUAL REPORT	JULY 31, 2012	5

Trust Summary as of July 31, 2012	BlackRock Florida Municipal 2020 Term Trust

Trust Overview

BlackRock Florida Municipal 2020 Term Trust’s (BFO) (the “Trust”) investment objectives are to provide current income exempt from regular federal income tax and Florida intangible personal property tax and to return $15.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2020. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Florida intangible personal property tax. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in such securities or synthetically through the use of derivatives. Effective January 1, 2007, the Florida intangible personal property tax was repealed.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2012, the Trust returned 17.38% based on market price and 12.44% based on NAV. For the same period, the closed-end Lipper Other States Municipal Debt Funds category posted an average return of 26.92% based on market price and 16.67% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. During the period, municipal bond prices generally rose as the yield curve flattened and credit spreads tightened. Given these market conditions, the Trust’s exposure to intermediate and longer maturity bonds and lower-quality investment grade bonds had a significant positive impact on the Trust’s performance for the period. The Trust is scheduled to mature on or about December 31, 2020 and thus holds securities that will mature close to that date. The Trust’s shorter maturity profile was a disadvantage as compared to its Lipper category peers that typically hold longer-dated issues, which exhibited greater price appreciation in the declining interest rate environment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BFO
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of July 31, 2012 ($15.60)[1]	4.31%
Tax Equivalent Yield[2]	6.63%
Current Monthly Distribution per Common Share[3]	$0.0560
Current Annualized Distribution per Common Share[3]	$0.6720
Economic Leverage as of July 31, 2012[4]	33%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]

Represents Auction Market Preferred Shares (“AMPS”) and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	7/31/12	7/31/11	Change	High	Low
Market Price	$15.60	$13.91	12.15%	$15.86	$13.79
Net Asset Value	$16.05	$14.94	7.43%	$16.08	$14.94

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	7/31/12	7/31/11
County/City/Special District/School District	40%	46%
State	15	11
Utilities	14	18
Health	13	12
Transportation	10	4
Corporate	4	6
Housing	2	2
Education	2	1

Credit Quality Allocations[5]

	7/31/12	7/31/11
AAA/Aaa	8%	7%
AA/Aa	45	40
A	28	23
BBB/Baa	8	12
BB/Ba	—	1
Not Rated[6]	11	17

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2012 and July 31, 2011, the market value of these securities was $7,213,160, representing 5%, and $10,771,005, representing 8%, respectively, of the Trust’s long-term investments.

6	ANNUAL REPORT	JULY 31, 2012

Trust Summary as of July 31, 2012	BlackRock Municipal Income Investment Trust

Trust Overview

BlackRock Municipal Income Investment Trust’s (BBF) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, the Board approved an amended policy in September 2008 allowing the Trust the flexibility to invest in municipal obligations regardless of geographical location.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2012, the Trust returned 35.59% based on market price and 26.21% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 29.37% based on market price and 20.77% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s long duration posture (greater sensitivity to interest rates) contributed positively to performance as the yield curve flattened (i.e., longer-term interest rates fell more than shorter rates) and bond prices moved higher on the long end of the municipal curve. The Trust’s longer-dated holdings in the health, transportation and utilities sectors experienced the best price appreciation. The Trust used US Treasury financial futures contracts as a means of hedging interest rate risk. These positions had a slight negative impact on results as interest rates declined over the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BBF
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2012 ($16.25)[1]	5.34%
Tax Equivalent Yield[2]	8.22%
Current Monthly Distribution per Common Share[3]	$0.072375
Current Annualized Distribution per Common Share[3]	$0.868500
Economic Leverage as of July 31, 2012[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Variable Rate Demand Preferred Shares (“VRDP Shares”) and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	7/31/12	7/31/11	Change	High	Low
Market Price	$16.25	$12.74	27.55%	$16.45	$12.20
Net Asset Value	$15.91	$13.40	18.73%	$15.96	$13.40

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	7/31/12	7/31/11
County/City/Special District/School District	22%	19%
Health	20	21
State	16	9
Utilities	15	18
Transportation	12	16
Education	12	7
Corporate	1	8
Tobacco	1	1
Housing	1	1

Credit Quality Allocations[5]

	7/31/12	7/31/11
AAA/Aaa	17%	10%
AA/Aa	54	55
A	23	26
BBB/Baa	5	7
BB/Ba	—	1
Not Rated	1	1

[5]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	JULY 31, 2012	7

Trust Summary as of July 31, 2012	BlackRock New Jersey Municipal Income Trust

Trust Overview

BlackRock New Jersey Municipal Income Trust’s (BNJ) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New Jersey gross income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey gross income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2012, the Trust returned 33.30% based on market price and 22.25% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of 30.62% based on market price and 18.72% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s long duration posture (greater sensitivity to interest rates) contributed positively to performance as the yield curve flattened (i.e., longer-term interest rates fell more than shorter rates) and bond prices moved higher on the long end of the municipal curve. The Trust’s longer-dated holdings in the health care, corporate-backed and utilities sectors experienced the best price appreciation. The Trust used US Treasury financial futures contracts as a means of hedging interest rate risk. These positions had a slight negative impact on results as interest rates declined over the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BNJ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2012 ($17.67)[1]	5.51%
Tax Equivalent Yield[2]	8.48%
Current Monthly Distribution per Common Share[3]	$0.0811
Current Annualized Distribution per Common Share[3]	$0.9732
Economic Leverage as of July 31, 2012[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	7/31/12	7/31/11	Change	High	Low
Market Price	$17.67	$14.10	25.32%	$17.67	$13.34
Net Asset Value	$16.17	$14.07	14.93%	$16.22	$14.07

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	7/31/12	7/31/11
State	35%	22%
Health	12	15
Transportation	12	18
Education	11	11
Housing	10	13
County/City/Special District/School District	9	12
Corporate	6	7
Utilities	5	1
Tobacco	—	1

Credit Quality Allocations[5]

	7/31/12	7/31/11
AAA/Aaa	4%	5%
AA/Aa	36	33
A	33	33
BBB/Baa	13	12
BB/Ba	5	5
B	3	3
Not Rated[6]	6	9

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2012 and July 31, 2011, the market value of these securities was $8,510,074, representing 4%, and $13,046,133, representing 8%, respectively, of the Trust’s long-term investments.

8	ANNUAL REPORT	JULY 31, 2012

Trust Summary as of July 31, 2012	BlackRock New York Municipal Income Trust

Trust Overview

BlackRock New York Municipal Income Trust’s (BNY) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2012, the Trust returned 25.87% based on market price and 19.62% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of 23.42% based on market price and 16.21% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s long duration posture (greater sensitivity to interest rates) contributed positively to performance as interest rates declined over the period. The Trust’s holdings were concentrated on the long end of the yield curve, which benefited performance as the curve flattened and long-term interest rates declined more than rates on shorter-dated securities. Also having a positive impact were the Trust’s heavy exposures to transportation, education and health, which were among the better performing sectors for the period. The Trust’s lower quality holdings also enhanced results as credit spreads narrowed during the period. Conversely, the Trust’s most significant credit exposure was in the tax-backed sector, which was one of the weaker performing sectors for the period. The strongest performing sector during the period was tobacco, to which the Trust held limited exposure.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BNY
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2012 ($16.73)[1]	5.92%
Tax Equivalent Yield[2]	9.11%
Current Monthly Distribution per Common Share[3]	$0.0825
Current Annualized Distribution per Common Share[3]	$0.9900
Economic Leverage as of July 31, 2012[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]

The Monthly Distribution per Common Share, declared on August 1, 2012, was decreased to $0.075 per share. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	7/31/12	7/31/11	Change	High	Low
Market Price	$16.73	$14.20	17.82%	$17.08	$13.99
Net Asset Value	$15.53	$13.87	11.97%	$15.58	$13.87

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	7/31/12	7/31/11
County/City/Special District/School District	23%	18%
Transportation	19	17
Education	14	17
Utilities	12	10
Corporate	9	11
Housing	8	10
Health	8	6
State	6	7
Tobacco	1	4

Credit Quality Allocations[5]

	7/31/12	7/31/11
AAA/Aaa	11%	11%
AA/Aa	36	33
A	32	27
BBB/Baa	13	20
BB/Ba	1	2
B	—	3
Not Rated	7	4[6]

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2011, the market value of these securities was $11,121,550, representing 4% of the Trust’s long-term investments.

ANNUAL REPORT	JULY 31, 2012	9

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To obtain leverage, the Trusts issue Auction Market Preferred Shares (“AMPS”), Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”). Preferred Shares pay dividends at prevailing short-term interest rates, and the Trusts invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Trusts had not used leverage.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from the Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Trust’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Trust pays higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trusts’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively in addition to the impact on Trust performance from leverage from Preferred Shares discussed above.

The Trusts may also leverage their assets through the use of TOBs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Trusts with economic benefits in periods of declining short-term interest rates, but expose the Trusts to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Trusts, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Trust’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Trusts and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trusts’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit each Trust’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Trusts. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trusts are permitted to issue senior securities in the form of equity securities (e.g., Preferred Shares) up to 50% of their total managed assets (each Trust’s total assets less the sum by its accrued liabilities). In addition, each Trust voluntarily limits its economic leverage to 50% of its total managed assets for Trusts with AMPS or 45% for Trusts with VRDP Shares or VMTP Shares. As of July 31, 2012, the Trusts had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Economic Leverage
BFZ	39%
BFO	33%
BBF	39%
BNJ	36%
BNY	39%

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause a Trust to hold an investment that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

10	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments July 31, 2012	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 93.5%
Corporate — 0.2%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	$680	$802,706
County/City/Special District/School District — 34.1%
Butte-Glenn Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/30	8,425	9,932,232
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1, 6.63%, 11/01/34	8,000	9,864,800
Cerritos Community College District, GO, Election of 2004, Series C, 5.25%, 8/01/31	3,000	3,462,210
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.13%, 5/01/31	500	572,985
6.50%, 5/01/36	1,210	1,410,001
6.50%, 5/01/42	2,225	2,590,456
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 8/01/35	2,000	2,344,220
Desert Community College District, GO, CAB, Election of 2004, Series C (AGM), 5.48%, 8/01/46 (a)	4,230	672,189
Evergreen Elementary School District, GO, Election of 2006, Series B (AGC), 5.13%, 8/01/33	2,500	2,838,250
Grossmont Healthcare District, GO, Election of 2006, Series B:
6.00%, 7/15/34	2,275	2,791,425
6.13%, 7/15/40	2,000	2,454,460
Long Beach Unified School District California, GO, Refunding, Election of 2008, Series A, 5.75%, 8/01/33	4,135	4,917,094
Los Alamitos Unified School District California, GO, School Facilities Improvement District No. 1, 5.50%, 8/01/33	5,735	6,645,718
Los Angeles Municipal Improvement Corp., Refunding RB, Real Property, Series B (AGC), 5.50%, 4/01/30	4,975	5,695,380
Los Angeles Unified School District California, GO, Series KRY, 5.25%, 7/01/28	1,500	1,788,645
Modesto Irrigation District, COP, Capital Improvements, Series A:
5.75%, 10/01/29	3,000	3,450,030
5.75%, 10/01/34	180	203,773
Norwalk-La Mirada Unified School District California, GO, CAB, Election of 2002, Series E (AGC), 5.24%, 8/01/38 (a)	12,870	3,351,863
Oak Grove School District California, GO, Election of 2008, Series A, 5.50%, 8/01/33	6,000	7,019,160
Orange County Water District, COP, Refunding, 5.25%, 8/15/34	2,000	2,326,320

Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District
(concluded)
Pico Rivera Public Financing Authority, RB, 5.75%, 9/01/39	$2,000	$2,256,020
Pittsburg Unified School District, GO, Election of 2006, Series B (AGC), 5.50%, 8/01/34	2,000	2,284,480
Sacramento Area Flood Control Agency, Special Assessment Bonds, Consolidated Capital Assessment District, 5.25%, 10/01/32	3,000	3,437,700
San Bernardino Community College District, GO, Election of 2008, Series B, 5.12%, 8/01/44 (a)	5,000	991,700
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	1,500	1,759,185
San Diego Regional Building Authority California, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	6,500	7,327,840
San Jose Financing Authority, Refunding RB, Civic Center Project, Series B (AMBAC), 5.00%, 6/01/37	6,000	6,019,140
San Leandro Unified School District California, GO, Election of 2010, Series A, 5.75%, 8/01/41	3,060	3,642,287
Santa Ana Unified School District, GO, Election of 2008, Series A:
5.50%, 8/01/30	6,455	7,293,504
5.13%, 8/01/33	10,000	11,054,800
Santa Clara County Financing Authority, Refunding LRB, Series L, 5.25%, 5/15/36	21,000	23,386,650
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 9/01/38	2,250	2,595,600
Torrance Unified School District California, GO, Election of 2008, Measure Z, 6.00%, 8/01/33	4,000	4,794,480
Tustin Unified School District, GO, Election of 2008, Series B, 5.25%, 8/01/31	3,445	4,100,308
West Contra Costa Unified School District, GO, Election of 2010, Series A (AGM), 5.25%, 8/01/32	4,760	5,570,628
Westminster Redevelopment Agency California, Tax Allocation Bonds, Subordinate, Commercial Redevelopment Project No. 1 (AGC), 6.25%, 11/01/39	7,750	9,417,490
William S. Hart Union High School District, GO, CAB, Refunding, Series B (AGM) (a):
4.99%, 8/01/34	11,150	3,770,150
5.02%, 8/01/35	9,800	3,133,158
		177,166,331

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ACA	American Capital Access Corp.
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.
CAB	Capital Appreciation Bonds
CIFG	CDC IXIS Financial Guaranty
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
FHA	Federal Housing Administration
GO	General Obligation Bonds
HFA	Housing Finance Agency
IDA	Industrial Development Authority
IDB	Industrial Development Board
ISD	Independent School District
LRB	Lease Revenue Bonds
M/F	Multi-Family
NPFGC	National Public Finance Guarantee Corp.
PILOT	Payment in Lieu of Taxes
Radian	Radian Financial Guaranty
RB	Revenue Bonds
SBPA	Stand-by Bond Purchase Agreements
S/F	Single-Family
SONYMA	State of New York Mortgage Agency
VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	11

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (continued)
Education — 3.3%
California Educational Facilities Authority, Refunding RB, San Francisco University, 6.13%, 10/01/36	$6,280	$7,685,401
California Municipal Finance Authority, RB, Emerson College, 5.75%, 1/01/33	2,500	2,917,275
University of California, RB, Series O, 5.38%, 5/15/34	460	538,021
University of California, Refunding RB, Limited Project, Series G, 5.00%, 5/15/37 (b)	5,155	5,957,427
		17,098,124
Health — 19.5%
ABAG Finance Authority for Nonprofit Corps, Refunding RB, Sharp Healthcare:
6.38%, 8/01/34	3,055	3,256,783
6.25%, 8/01/39	3,760	4,471,542
Series A, 6.00%, 8/01/30	2,275	2,801,754
California Health Facilities Financing Authority, RB:
Adventist Health System West, Series A, 5.75%, 9/01/39	6,655	7,595,950
Catholic Healthcare West, Series J, 5.63%, 7/01/32	7,000	7,661,080
Children’s Hospital, Series A, 5.25%, 11/01/41	2,575	2,848,929
Stanford Hospital and Clinics, Series A, 5.00%, 8/15/51	6,250	6,854,625
Sutter Health, Series A, 5.25%, 11/15/46	9,000	9,542,880
Sutter Health, Series B, 6.00%, 8/15/42	6,015	7,224,015
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/29	1,000	1,189,540
Catholic Healthcare West, Series A, 6.00%, 7/01/34	4,400	5,203,792
Catholic Healthcare West, Series A, 6.00%, 7/01/39	3,050	3,598,817
Providence Health, 6.50%, 10/01/18 (c)	25	33,103
Providence Health, 6.50%, 10/01/38	4,090	4,877,529
California Statewide Communities Development Authority, RB, Series A:
Health Facility Memorial Health Services, 5.50%, 4/01/13 (c)	7,000	7,248,010
Kaiser Permanente, 5.50%, 11/01/32	11,090	11,192,028
Kaiser Permanente, 5.00%, 4/01/42	7,000	7,662,060
California Statewide Communities Development Authority, Refunding RB:
Catholic Healthcare West, Series B, 5.50%, 7/01/30	2,960	3,285,866
Catholic Healthcare West, Series E, 5.50%, 7/01/31	4,255	4,721,348
		101,269,651
State — 7.9%
California State Public Works Board, RB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	9,000	10,877,940
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	5,025	6,104,119
State of California, GO, Various Purpose:
6.00%, 3/01/33	5,080	6,257,747
6.50%, 4/01/33	5,985	7,475,624
6.00%, 4/01/38	8,630	10,189,096
		40,904,526
Transportation — 10.1%
City of Los Angeles Department of Airports, Refunding RB:
Los Angeles International Airport, Sub-Series C, 5.25%, 5/15/38	1,455	1,603,323
Series A, 5.00%, 5/15/34	6,000	6,724,020
City of San Jose California, Refunding ARB, California Airport, Series A-1, AMT:
5.75%, 3/01/34	2,265	2,603,731
6.25%, 3/01/34	2,650	3,142,979

Municipal Bonds	Par (000)	Value
California (concluded)
Transportation (concluded)
County of Orange California, ARB, Series B, 5.75%, 7/01/34	$8,000	$9,037,520
County of Sacramento California, ARB:
PFC/Grant, Sub-Series D, 6.00%, 7/01/35	3,000	3,468,660
Senior Series B, 5.75%, 7/01/39	1,850	2,108,815
Los Angeles Harbor Department, RB, Series B, 5.25%, 8/01/34	5,530	6,347,942
San Francisco City & County Airports Commission, RB, Series E, 6.00%, 5/01/39	6,750	7,983,225
San Joaquin County Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A:
6.00%, 3/01/36	2,880	3,527,021
5.50%, 3/01/41	5,000	5,898,150
		52,445,386
Utilities — 18.4%
Anaheim Public Financing Authority, RB, Anaheim Electric System Distribution Facilities:
5.25%, 10/01/39	1,500	1,698,615
Series A, 5.38%, 10/01/36	7,690	9,048,746
California Infrastructure & Economic Development Bank, RB, California Independent System Operator, Series A, 6.25%, 2/01/39	5,500	6,068,645
Calleguas-Las Virgines Public Financing Authority California, RB, Calleguas Municipal Water District Project, Series A (NPFGC), 5.13%, 7/01/32	4,000	4,367,480
City of Chula Vista California, Refunding RB, San Diego Gas & Electric:
Series D, 5.88%, 1/01/34	2,500	2,934,225
Series E, 5.88%, 1/01/34	6,500	7,628,985
City of Los Angeles California Wastewater System, Refunding RB:
Series A, 5.00%, 6/01/39	2,000	2,232,300
Sub-Series A, 5.00%, 6/01/32	4,000	4,602,840
City of Petaluma California Wastewater, Refunding RB, 6.00%, 5/01/36	5,625	6,876,112
City of San Francisco Public Utilities Commission, Refunding RB, Series A (NPFGC), 5.00%, 11/01/12 (c)	4,000	4,048,000
Dublin-San Ramon Services District, Refunding RB, 6.00%, 8/01/41	2,425	2,953,044
Los Angeles Department of Water & Power, RB:
Power System, Sub-Series A-1, 5.25%, 7/01/38	9,000	10,493,190
Series A, 5.38%, 7/01/34	3,050	3,523,756
Series B, 5.00%, 7/01/43 (b)	5,000	5,796,350
Los Angeles Department of Water & Power, Refunding RB, Power System:
Series A, 5.25%, 7/01/39	4,000	4,681,160
Sub-Series A-2, 5.00%, 7/01/30	2,200	2,282,764
San Diego County Water Authority, COP, Refunding, Series A (NPFGC), 5.00%, 5/01/32	1,850	1,871,590
San Diego Public Facilities Financing Authority, Refunding RB:
Senior Series A, 5.25%, 5/15/34	9,520	10,952,570
Series A, 5.25%, 8/01/38	3,340	3,761,575
		95,821,947
Total Municipal Bonds in California		485,508,671

See Notes to Financial Statements.

12	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Multi-State — 1.6%
Housing — 1.6%
Centerline Equity Issuer Trust (d)(e):
7.20%, 11/15/14	$3,500	$3,880,625
5.75%, 5/15/15	500	547,420
6.00%, 5/15/15	1,500	1,651,185
6.00%, 5/15/19	1,000	1,185,850
6.30%, 5/15/19	1,000	1,202,120
Total Municipal Bonds in Multi-State		8,467,200

Puerto Rico — 0.4%
State — 0.4%
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Series C, 5.43%, 8/01/39 (a)	8,750	2,059,575
Total Municipal Bonds — 95.5%		496,035,446

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
California — 67.1%
County/City/Special District/School District — 25.4%
El Dorado Union High School District, GO, Election of 2008, 5.00%, 8/01/35	5,020	5,630,733
Los Angeles Community College District California, GO:
Election of 2001, Series A (AGM), 5.00%, 8/01/32	8,000	9,018,720
Election of 2003, Series F-1, 5.00%, 8/01/33	5,000	5,647,850
Election of 2008, Series C, 5.25%, 8/01/39	12,900	15,040,949
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	20,131	24,514,539
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	5,000	5,650,300
Mount San Antonio Community College District California, GO, Election of 2001, Series C (AGM), 5.00%, 9/01/31	10,770	11,647,755
Ohlone Community College District, GO, Series B (AGM), 5.00%, 8/01/30	12,499	13,692,350
San Bernardino Community College District California, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/31	2,000	2,241,000
San Diego Community College District California, GO:
Election of 2002, 5.25%, 8/01/33	10,484	12,296,111
Election of 2006 (AGM), 5.00%, 8/01/32	9,000	10,028,970
San Jose Unified School District Santa Clara County California, GO, Election of 2002, Series D, 5.00%, 8/01/32	14,625	16,545,989
		131,955,266
Education — 11.2%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39	10,395	12,167,867
Grossmont Union High School District, GO, Election of 2004, 5.00%, 8/01/33	13,095	14,508,159
Mount Diablo California Unified School District, GO, Election of 2002, 5.00%, 6/01/31	4,000	4,289,400
San Mateo County Community College District, GO, Election of 2005, Series B, 5.00%, 9/01/31	8,630	9,770,627
University of California, RB:
Limited Project, Series D (AGM), 5.00%, 5/15/41	2,600	2,912,624
Series O, 5.75%, 5/15/34	12,300	14,790,299
		58,438,976
Transportation — 1.1%
City of Los Angeles California Department of Airports, Refunding RB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	4,999	5,611,360

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
California (concluded)
Utilities — 29.4%
California State Department of Water Resources, Refunding RB, Central Valley Project, Series AE, 5.00%, 12/01/29	$7,000	$8,171,590
City of Napa California Water System, RB (AMBAC), 5.00%, 5/01/35	3,000	3,253,950
East Bay Municipal Utility District, RB, Sub-Series A (NPFGC), 5.00%, 6/01/35	3,000	3,305,100
Eastern Municipal Water District, COP, Series H, 5.00%, 7/01/33	18,002	19,889,794
Los Angeles Department of Water & Power, RB:
Power System, Sub-Series A-1 (AMBAC), 5.00%, 7/01/37	15,998	18,016,024
Water System, Sub-Series A-2 (AGM), 5.00%, 7/01/35	2,000	2,258,760
Metropolitan Water District of Southern California, RB, Series A, 5.00%, 7/01/37	11,180	12,741,063
Orange County Sanitation District, COP, Series B (AGM), 5.00%, 2/01/37	14,700	16,432,248
Orange County Water District, COP, Refunding, 5.00%, 8/15/39	10,480	11,793,878
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	14,290	15,868,187
San Diego Public Facilities Financing Authority, Refunding RB, Senior Series A, 5.25%, 5/15/39	12,457	14,225,096
San Francisco City & County Public Utilities Commission, RB, Water System Improvement Project, Sub-Series A, 5.00%, 11/01/37	12,698	14,580,927
San Francisco City & County Public Utilities Commission, Refunding RB, Senior Series A, 5.00%, 11/01/35	10,625	12,051,704
		152,588,321
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 67.1%		348,593,923
Total Long-Term Investments (Cost — $754,961,683) — 162.6%		844,629,369

Short-Term Securities	Shares
BIF California Municipal Money Fund, 0.00% (g)(h)	7,953,278	7,953,278
Total Short-Term Securities (Cost — $7,953,278) — 1.5%		7,953,278
Total Investments (Cost — $762,914,961) — 164.1%		852,582,647
Other Assets Less Liabilities — 0.1%		630,177
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (31.2)%		(162,335,154)
VMTP Shares, at Liquidation Value — (33.0)%		(171,300,000)
Net Assets Applicable to Common Shares — 100.0%		$519,577,670

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Wells Fargo & Co.	$5,796,350	$6,200
Barclays Plc	$5,957,427	$(12,527)

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	13

Schedule of Investments (concluded)	BlackRock California Municipal Income Trust (BFZ)

(c)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)

Securities represent bonds transferred to a TOB in exchange for which the Trust’s acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(g)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at July 31, 2012	Income
BIF California Municipal Money Fund	2,720,243	5,233,035	7,953,278	$ 60

(h)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of July 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$844,629,369	—	$844,629,369
Short-Term Securities	$7,953,278	—	—	7,953,278
Total	$7,953,278	$844,629,369	—	$852,582,647

[1]	See above Schedule of Investments for values in each sector.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(162,233,512)	—	$(162,233,512)
VMTP Shares	—	(171,300,000)	—	(171,300,000)
Total	—	$(333,533,512)	—	$(333,533,512)

There were no transfers between levels during the year ended July 31, 2012.

See Notes to Financial Statements.

14	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments July 31, 2012	BlackRock Florida Municipal 2020 Term Trust (BFO)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida — 144.4%
Corporate — 6.3%
Hillsborough County IDA, Refunding RB, Tampa Electric Co. Project:
5.50%, 10/01/23	$1,955	$1,968,881
Series A, 5.65%, 5/15/18	1,000	1,199,820
Palm Beach County Solid Waste Authority, Refunding RB, 5.00%, 10/01/20	2,000	2,469,800
		5,638,501
County/City/Special District/School District — 59.2%
Broward County School Board Florida, COP, Refunding, Series A, 5.00%, 7/01/20	2,000	2,359,420
Broward County School Board Florida, COP, Series A (AGM), 5.25%, 7/01/22	2,500	2,911,750
City of Jacksonville Florida, Refunding RB, Better Jacksonville Sales Tax, 5.00%, 10/01/20	4,000	4,770,280
County of Hillsborough Florida, RB (AMBAC), 5.00%, 11/01/20	5,545	6,504,341
County of Miami-Dade Florida, RB, Sub-Series B (NPFGC), 5.60%, 10/01/32 (a)	7,560	2,480,209
County of Miami-Dade Florida, Refunding RB, Sub-Series A (NPFGC) (a):
5.25%, 10/01/19	5,365	3,700,401
6.05%, 10/01/20	10,000	6,523,900
County of Orange Florida, Refunding RB, Series A (NPFGC), 5.13%, 1/01/22	2,200	2,239,116
Florida State Board of Education, GO, Refunding, Capital Outlay, Series B, 5.00%, 6/01/20	485	598,087
Hillsborough County School Board, COP (NPFGC), 5.00%, 7/01/13 (b)	1,000	1,043,460
Miami-Dade County Educational Facilities Authority Florida, RB, University of Miami, Series A (AMBAC), 5.00%, 4/01/14 (b)	1,000	1,076,590
Miami-Dade County School Board, COP, Refunding, Series B (AGC), 5.25%, 5/01/21	4,000	4,687,040
Northern Palm Beach County Improvement District, Special Assessment Bonds, Refunding, Water Control & Improvement District No. 43, Series B (ACA), 4.50%, 8/01/22	1,000	1,016,560
Palm Beach County School District, COP, Refunding, Series D (AGM), 5.00%, 8/01/28	4,000	4,000,000
Sterling Hill Community Development District, Special Assessment Bonds, Refunding, Series A, 6.10%, 5/01/23	3,490	3,364,500
Stevens Plantation Improvement Project Dependent Special District, RB, 6.38%, 5/01/13 (c)(d)	2,425	1,820,375
Village Center Community Development District, RB, Sub-Series B, 6.35%, 1/01/18	2,000	2,037,480
Village Community Development District No. 5 Florida, Special Assessment Bonds, Series A, 6.00%, 5/01/22	1,000	1,022,770
Watergrass Community Development District, Special Assessment Bonds, Series B, 5.13%, 11/01/14	960	715,411
		52,871,690
Education — 2.9%
Florida State Board of Governors, Refunding RB, University of Central Florida, Series A, 5.00%, 7/01/18	500	592,030
Florida State Higher Educational Facilities Financial Authority, Refunding RB, University of Tampa Project, Series A, 5.00%, 4/01/20	1,000	1,131,130
Orange County Educational Facilities Authority, RB, Rollins College Project (AMBAC), 5.25%, 12/01/22	725	824,608
		2,547,768

Municipal Bonds	Par (000)	Value
Florida (continued)
Health — 18.7%
Highlands County Health Facilities Authority, Refunding RB, Hospital, Adventist Health, Series I, 5.00%, 11/15/20	$2,155	$2,556,692
Hillsborough County IDA, RB, H. Lee Moffitt Cancer Center Project, Series A, 5.25%, 7/01/22	1,500	1,648,500
Marion County Hospital District Florida, Refunding RB, Health System, Munroe Regional, 5.00%, 10/01/22	1,500	1,623,645
Orange County Health Facilities Authority, RB, Hospital, Adventist Health System, 5.63%, 11/15/12 (b)	3,000	3,076,320
Orange County Health Facilities Authority, Refunding RB, Mayflower Retirement Center:
3.00%, 6/01/15	200	202,398
3.00%, 6/01/16	140	141,186
3.00%, 6/01/17	190	189,969
3.25%, 6/01/18	195	194,347
3.50%, 6/01/19	200	200,102
Palm Beach County Health Facilities Authority, Refunding RB:
Acts Retirement-Life Communities, Inc., 5.00%, 11/01/22	4,735	5,320,814
Bethesda Healthcare System Project, Series A (AGM), 5.00%, 7/01/20	1,285	1,541,473
		16,695,446
Housing — 2.3%
Florida Housing Finance Corp., RB, Homeowner Mortgage, Series 2, AMT (Ginnie Mae), 4.70%, 7/01/22	925	980,528
Jacksonville Housing Finance Authority, Refunding RB, Series A-1, AMT (Ginnie Mae), 5.63%, 10/01/39	450	485,923
Manatee County Housing Finance Authority, RB, Series A, AMT (Fannie Mae), 5.90%, 9/01/40	535	580,860
		2,047,311
State — 20.1%
Florida Municipal Loan Council, RB:
CAB, Series A (NPFGC), 3.75%, 4/01/20 (a)	4,000	3,009,240
Series D (AGM), 5.00%, 10/01/19	1,050	1,259,087
Series D (AGM), 4.00%, 10/01/20	1,105	1,249,114
Series D (AGM), 4.00%, 10/01/21	500	564,935
Florida State Board of Education, GO, Public Education, Series J (AMBAC), 5.00%, 6/01/24	6,150	6,427,857
Florida State Board of Education, GO, Refunding:
Capital Outlay, Series B, 5.00%, 6/01/20	1,000	1,253,380
Public Education, Series I, 5.00%, 6/01/18	500	524,405
Florida State Department of Environmental Protection, Refunding RB, Series A, 5.00%, 7/01/20	3,000	3,669,420
		17,957,438
Transportation — 14.9%
Broward County Florida Airport System Revenue, Refunding RB, Series P-1, AMT, 5.00%, 10/01/20	2,500	2,906,875
Broward County Florida Port Facilities Revenue, Refunding RB, Series B, AMT, 5.00%, 9/01/20	2,500	2,808,175
County of Lee Florida Transportation Facilities, Refunding RB, Series B (AMBAC):
5.00%, 10/01/20	2,250	2,395,192
5.00%, 10/01/22	3,000	3,173,430
County of Miami-Dade Florida Transit System Sales Surtax Revenue, RB, 5.00%, 7/01/20	550	669,125
Greater Orlando Aviation Authority, Refunding RB, Series C, 5.00%, 10/01/20	1,130	1,379,176
		13,331,973

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	15

Schedule of Investments (concluded)	BlackRock Florida Municipal 2020 Term Trust (BFO)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
Utilities — 20.0%
City of Deltona Florida, RB (NPFGC), 5.00%, 10/01/23	$1,095	$1,127,554
City of Marco Island Florida Utility System, RB (NPFGC):
5.25%, 10/01/13 (b)	1,000	1,057,970
5.00%, 10/01/22	2,000	2,097,980
5.00%, 10/01/23	1,375	1,434,964
County of Miami-Dade Florida Water & Sewer System, Refunding RB, System, Series B (AGM), 5.25%, 10/01/19	4,000	4,962,760
Tohopekaliga Water Authority, RB, Series B (AGM):
5.00%, 10/01/22	1,975	2,074,362
5.00%, 10/01/23	1,180	1,238,670
Tohopekaliga Water Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/21	3,630	3,810,484
		17,804,744
Total Municipal Bonds in Florida		128,894,871

Puerto Rico — 1.9%
State — 1.9%
Commonwealth of Puerto Rico, GO, Public Improvement (AGM), 5.50%, 7/01/19	1,000	1,159,480
Puerto Rico Sales Tax Financing Corp., Refunding RB, Sales Tax Revenue, Series C, 5.00%, 8/01/22	415	498,265
Total Municipal Bonds in Puerto Rico		1,657,745
Total Municipal Bonds — 146.3%		130,552,616

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Florida — 0.8%
Housing — 0.8%
Lee County Housing Finance Authority, RB, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	705	751,537
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 0.8%		751,537
Total Long-Term Investments (Cost — $125,316,925) — 147.1%		131,304,153

Short-Term Securities	Shares
BIF Florida Municipal Money Fund, 0.00% (f)(g)	781,042	781,042
Total Short-Term Securities (Cost — $781,042) — 0.9%		781,042
Total Investments (Cost — $126,097,967) — 148.0%		132,085,195
Other Assets Less Liabilities — 0.6%		537,246
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (0.5)%		(470,476)
AMPS, at Redemption Value — (48.1)%		(42,900,609)
Net Assets Applicable to Common Shares — 100.0%		$89,251,356

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(d)	Non-income producing security.

(e)

Securities represent bonds transferred to a TOB in exchange for which the Trust’s acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at July 31, 2012	Income
BIF Florida Municipal Money Fund	1,843,816	(1,062,774)	781,042	$91

(g)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of July 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$131,304,153	—	$131,304,153
Short-Term Securities	$781,042	—	—	781,042
Total	$781,042	$131,304,153	—	$132,085,195

[1]	See above Schedule of Investments for values in each sector.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. TOB trust certificates in the amount of $470,000 are categorized as Level 2 within the disclosure hierarchy as of July 31, 2012.

There were no transfers between levels during the year ended July 31, 2012.

See Notes to Financial Statements.

16	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments July 31, 2012	BlackRock Municipal Income Investment Trust (BBF)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.3%
Selma IDB, RB, International Paper Company Project, 5.38%, 12/01/35	$275	$299,610
Alaska — 0.2%
Northern Tobacco Securitization Corp., Refunding RB, Asset Backed, Series A, 5.00%, 6/01/46	330	258,862
Arizona — 1.9%
Arizona Board of Regents, Refunding COP, University of Arizona, Series C:
5.00%, 6/01/25	200	234,264
5.00%, 6/01/29	1,045	1,198,772
Arizona Board of Regents, Refunding RB, Arizona State University System, Series A, 5.00%, 6/01/42	500	573,120
		2,006,156
California — 13.7%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	1,315	1,570,478
California Health Facilities Financing Authority, RB, Stanford Hospital and Clinics, Series A, 5.00%, 8/15/42	815	900,282
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	890	1,050,147
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	695	760,733
Grossmont Union High School District, GO, Election of 2008, Series B, 4.75%, 8/01/45	1,910	2,058,751
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,750	2,040,342
San Diego Regional Building Authority California, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	1,600	1,803,776
State of California, GO, Various Purpose, 6.00%, 3/01/33	1,275	1,570,596
State of California, GO, Refunding, Various Purpose, 5.25%, 2/01/30	1,500	1,744,845
University of California, Refunding RB, 5.00%, 5/15/37 (a)	1,000	1,155,660
		14,655,610
Colorado — 3.0%
Colorado Health Facilities Authority, Refunding RB, Catholic Healthcare, Series A, 5.50%, 7/01/34	1,095	1,251,585
University of Colorado, Refunding RB, Series A-2 (a):
5.00%, 6/01/32	880	1,046,205
5.00%, 6/01/33	760	899,240
		3,197,030
District of Columbia — 1.1%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 5.25%, 10/01/29	1,000	1,166,170
Florida — 1.5%
Orange County Health Facilities Authority, RB, The Nemours Foundation Project, Series A, 5.00%, 1/01/29	780	873,319
Watergrass Community Development District, Special Assessment Bonds, Series B, 5.13%, 11/01/14	960	715,411
		1,588,730
Georgia — 1.8%
Municipal Electric Authority of Georgia, Refunding RB, Project One, Sub-Series D, 6.00%, 1/01/23	1,565	1,869,236

Municipal Bonds	Par (000)	Value
Illinois — 14.3%
Chicago Board of Education Illinois, GO, Series A, 5.50%, 12/01/39	$1,000	$1,165,820
Chicago Park District, GO, Harbor Facilities, Series C, 5.25%, 1/01/40	150	169,574
Chicago Transit Authority, RB, Sales Tax Receipts Revenue:
5.25%, 12/01/31	1,060	1,235,949
5.25%, 12/01/36	310	354,191
City of Chicago Illinois, ARB, O’Hare International Airport, General Third Lien, Series C, 6.50%, 1/01/41	2,955	3,627,794
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	385	441,972
Cook County Forest Preserve District, GO, Series C, 5.00%, 12/15/32	285	325,011
Cook County Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/32	135	153,953
Illinois Finance Authority, RB:
Carle Foundation, Series A, 6.00%, 8/15/41	1,000	1,132,600
Rush University Medical Center Obligation Group, Series B, 7.25%, 11/01/30	1,600	2,024,432
Illinois Finance Authority, Refunding RB, Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	1,900	2,234,191
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Project, Series B, 5.00%, 12/15/28	1,010	1,169,297
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	690	805,175
6.00%, 6/01/28	195	226,923
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	125	142,013
		15,208,895
Indiana — 2.4%
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	2,210	2,577,479
Kansas — 1.8%
Kansas Development Finance Authority, Refunding RB, Adventist Health, 5.50%, 11/15/29	1,600	1,876,064
Kentucky — 3.0%
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	660	776,615
Louisville & Jefferson County Metropolitan Government, Refunding RB, Jewish Hospital & St. Mary’s HealthCare, 6.13%, 2/01/18 (b)	1,450	1,850,200
Louisville & Jefferson County Metropolitan Government Parking Authority, RB, Series A, 5.75%, 12/01/34	500	616,545
		3,243,360
Louisiana — 0.8%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-1, 6.50%, 11/01/35	715	828,285
Maine — 1.5%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 7/01/32	1,270	1,578,966
Massachusetts — 2.3%
Massachusetts Development Finance Agency, RB, Wellesley College, Series J, 5.00%, 7/01/42	330	385,625
Massachusetts Health & Educational Facilities Authority, RB, Tufts University, 5.38%, 8/15/38	1,000	1,216,470
Massachusetts State College Building Authority, RB, Series A, 5.50%, 5/01/39	750	866,737
		2,468,832

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	17

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan — 3.3%
Lansing Board of Water & Light Utilities System, RB, Series A, 5.50%, 7/01/41	$915	$1,084,129
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 6.00%, 10/15/38	1,000	1,156,400
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	995	1,283,460
		3,523,989
Nevada — 3.7%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	1,600	1,884,832
County of Clark Nevada, RB, Series B, 5.75%, 7/01/42	1,825	2,092,417
		3,977,249
New Jersey — 5.5%
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,140	1,259,084
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.88%, 12/15/38	1,295	1,507,807
Series A, 5.50%, 6/15/41	1,000	1,168,820
Series B, 5.25%, 6/15/36	1,650	1,901,147
		5,836,858
New York — 7.5%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	1,000	1,172,070
Metropolitan Transportation Authority, RB, Series E, 5.00%, 11/15/42	240	269,762
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	605	690,093
New York State Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	3,250	3,765,385
New York State Dormitory Authority, RB, Series B, 5.00%, 3/15/42	750	863,033
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.38%, 11/15/38	1,000	1,180,980
		7,941,323
North Carolina — 1.9%
North Carolina Medical Care Commission, RB, Duke University Health System, Series A, 5.00%, 6/01/32	1,335	1,538,734
North Carolina Medical Care Commission, Refunding RB, Wakemed, Series A, 5.00%, 10/01/31	420	476,562
		2,015,296
Pennsylvania — 5.0%
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	500	586,110
Pennsylvania Turnpike Commission, RB, Sub-Series A:
5.63%, 12/01/31	1,250	1,469,138
6.00%, 12/01/41	1,500	1,704,375
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB, Children’s Hospital of Philadelphia Project, Series D, 5.00%, 7/01/32	1,375	1,586,392
		5,346,015
Puerto Rico — 2.7%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 5.75%, 8/01/37	2,605	2,914,656
South Carolina — 0.7%
City of North Charleston South Carolina, RB, Public Facilities Corp. Installment Purchase, 5.00%, 6/01/35	675	760,988

Municipal Bonds	Par (000)	Value
Texas — 15.4%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.00%, 1/01/41	$1,670	$1,932,474
Conroe ISD Texas, GO, School Building, Series A, 5.75%, 2/15/35	890	1,088,728
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.13%, 12/01/31	500	607,515
Katy ISD Texas, GO, Refunding, Unlimited Tax School Building, Series A (PSF-GTD), 5.00%, 2/15/42	560	653,318
Lamar Texas Consolidated ISD, GO, Refunding, School House, Series A, 5.00%, 2/15/45	750	869,573
Lower Colorado River Authority, Refunding RB:
5.50%, 5/15/19 (b)	5	6,416
5.50%, 5/15/19 (b)	80	102,242
5.50%, 5/15/19 (b)	5	6,368
5.50%, 5/15/33	1,910	2,184,830
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	1,000	1,187,830
North Texas Tollway Authority, Refunding RB, System, First Tier, Series K-1 (AGC), 5.75%, 1/01/38	1,000	1,142,470
Tarrant County Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	1,905	2,250,796
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,505	1,806,993
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC), 5.00%, 8/15/42	1,025	1,025,266
University of Texas System, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	1,355	1,592,247
		16,457,066
Virginia — 2.2%
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/35	1,000	1,246,850
Virginia Resources Authority, RB, Infrastructure, 5.00%, 11/01/42	925	1,079,161
		2,326,011
Wisconsin — 2.7%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health, Series D, 5.00%, 11/15/41	925	1,027,203
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., Series C, 5.25%, 4/01/39	1,675	1,858,379
		2,885,582
Total Municipal Bonds — 100.2%		106,808,318

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
California — 18.8%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/39	1,995	2,335,247
Grossmont Union High School District, GO, Election of 2008, Series B, 5.00%, 8/01/40	2,400	2,677,680
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39	2,630	3,066,488
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	3,898	4,747,105
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	400	452,024

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
California (concluded)
San Diego Public Facilities Financing Authority, Refunding RB, Series B, 5.50%, 8/01/39	$4,214	$4,935,219
University of California, RB, Series O, 5.75%, 5/15/34	1,500	1,803,695
		20,017,458
District of Columbia — 3.6%
District of Columbia, RB, Series A, 5.50%, 12/01/30	1,395	1,743,573
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 5.50%, 10/01/39	1,799	2,103,011
		3,846,584
Florida — 0.5%
County of Miami-Dade Florida, RB, Transit System, Sales Surtax, 5.00%, 7/01/42 (a)	490	549,814
Illinois — 4.1%
City of Chicago Illinois, Refunding RB, Second Lien Water Project, 5.00%, 11/01/42	760	864,792
Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38	2,800	3,453,828
		4,318,620
Massachusetts — 1.6%
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior, Series B, 5.00%, 10/15/41	1,490	1,721,606
Nevada — 5.2%
Clark County Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	2,500	3,083,600
Series B, 5.50%, 7/01/29	1,994	2,471,435
		5,555,035
New Hampshire — 1.2%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39	1,094	1,306,127
New Jersey — 2.1%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (AGM), 5.00%, 12/15/32	2,000	2,286,600
New York — 13.9%
New York City Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	1,410	1,699,457
New York City Municipal Water Finance Authority, Refunding RB:
Series FF, 5.00%, 6/15/45	1,500	1,719,569
Series FF-2, 5.50%, 6/15/40	1,994	2,349,457
New York City Transitional Finance Authority, RB:
5.00%, 2/01/42	860	992,611
Building Aid Revenue, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,500	1,694,482
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	2,205	2,543,357
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51	1,300	1,538,095
New York State Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	2,000	2,317,160
		14,854,188
Ohio — 1.6%
County of Allen Ohio, Refunding RB, Catholic Healthcare, Series A, 5.25%, 6/01/38	1,560	1,724,174
Puerto Rico — 0.9%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Sales Tax, Senior Series 2011 C, 5.25%, 8/01/40	880	977,227

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
Texas — 6.4%
City of San Antonio Texas, Refunding RB, Series A, 5.25%, 2/01/31	$2,025	$2,360,609
Harris County Cultural Education Facilities Finance Corp., RB, Hospital, Texas Children’s Hospital Project, 5.50%, 10/01/39	2,750	3,260,812
Waco Educational Finance Corp., Refunding RB, Baylor University, 5.00%, 3/01/43	1,005	1,152,373
		6,773,794
Virginia — 1.0%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	899	1,027,634
Washington — 1.5%
University of Washington, Refunding RB, Series A, 5.00%, 7/01/41	1,380	1,608,427
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 62.4%		66,567,288
Total Long-Term Investments (Cost — $153,020,628) — 162.6%		173,375,606

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (d)(e)	1,631,769	1,631,769
Total Short-Term Securities (Cost — $1,631,769) — 1.5%		1,631,769
Total Investments (Cost — $154,652,397) — 164.1%		175,007,375
Liabilities in Excess of Other Assets — (0.7)%		(698,391)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (31.4)%		(33,481,883)
VRDP Shares, at Liquidation Value — (32.0)%		(34,200,000)
Net Assets Applicable to Common Shares — 100.0%		$106,627,101

(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Plc	$502,712	$(1,281)
Pershing LLC	$652,948	$(1,663)
Stifel Nicolaus & Co.	$1,945,445	$24,867
JPMorgan Chase & Co	$549,814	$(6,507)

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)

Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at July 31, 2012	Income
FFI Institutional Tax-Exempt Fund	2,119,108	(487,339)	1,631,769	$610

(e)	Represents the current yield as of report date.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	19

Schedule of Investments (concluded)	BlackRock Municipal Income Investment Trust (BBF)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of July 31, 2012 in determining the fair valuation of the Trust’s investments:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$173,375,606	—	$173,375,606
Short-Term Securities	$1,631,769	—	—	1,631,769
Total	$1,631,769	$173,375,606	—	$175,007,375

[1]	See above Schedule of Investments for values in each sector.

Certain of the Trust’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$320,815	—	—	$320,815
Liabilities:
TOB trust certificates	—	$(33,465,806)	—	(33,465,806)
VRDP Shares	—	(34,200,000)	—	(34,200,000)
Total	$320,815	$(67,665,806)	—	$(67,344,991)

There were no transfers between levels during the year ended July 31, 2012.

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments July 31, 2012	BlackRock New Jersey Municipal Income Trust (BNJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 121.4%
Corporate — 9.1%
New Jersey EDA, RB, Continental Airlines Inc. Project, AMT (a):
7.00%, 11/15/30	$3,450	$3,463,075
7.20%, 11/15/30	2,000	2,007,580
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, AMT:
Series A, 5.70%, 10/01/39	1,500	1,678,440
Series B, 5.60%, 11/01/34	1,275	1,451,588
Salem County Pollution Control Financing Authority, Refunding RB, Atlantic City Electric, Series A, 4.88%, 6/01/29	2,400	2,655,744
		11,256,427
County/City/Special District/School District — 13.9%
City of Margate City New Jersey, GO, Refunding, Improvement, 5.00%, 1/15/28	1,085	1,252,123
City of Perth Amboy New Jersey, GO, Refunding, CAB (AGM):
5.00%, 7/01/34	1,075	1,161,344
5.00%, 7/01/35	175	188,314
Essex County Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/28	1,440	1,894,075
5.50%, 10/01/29	2,630	3,477,702
Hudson County Improvement Authority, RB, Harrison Parking Facility Project, Series C (AGC):
5.25%, 1/01/39	2,000	2,232,380
5.38%, 1/01/44	2,400	2,691,696
Middlesex County Improvement Authority, RB, Subordinate, Heldrich Center Hotel, Series B, 6.25%, 1/01/37 (b)(c)	1,790	134,232
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 4.38%, 1/01/37	2,600	2,445,560
Union County Improvement Authority, RB, Guaranteed Lease-Family Court Building Project, 5.00%, 5/01/42	1,515	1,728,160
		17,205,586
Education — 13.2%
New Jersey EDA, RB, School Facilities Construction, Series CC-2, 5.00%, 12/15/31	1,525	1,724,836
New Jersey Educational Facilities Authority, RB:
Montclair State University, Series J, 5.25%, 7/01/38	580	639,340
Ramapo College, Series B, 5.00%, 7/01/42	265	297,348
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D, (AGM), 5.00%, 7/01/35	3,230	3,541,049
Georgian Court University, Series D, 5.00%, 7/01/33	250	264,480
Kean University, Series A, 5.50%, 9/01/36	2,060	2,328,851
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	660	738,566
University of Medicine & Dentistry, Series B, 7.50%, 12/01/32	1,450	1,816,734
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/29	2,055	2,348,187
Series 1A, 5.00%, 12/01/25	535	589,137
Series 1A, 5.00%, 12/01/26	350	384,226
Series 1A, 5.25%, 12/01/32	500	553,070
New Jersey Institute of Technology, GO, Series A, 5.00%, 7/01/42	970	1,102,318
		16,328,142

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Health — 18.6%
New Jersey EDA, RB:
First Mortgage, Lions Gate Project, Series A, 5.75%, 1/01/25	$500	$506,090
First Mortgage, Lions Gate Project, Series A, 5.88%, 1/01/37	855	858,574
Masonic Charity Foundation Project, 5.50%, 6/01/31	875	885,045
New Jersey EDA, Refunding RB:
First Mortgage, Winchester, Series A, 5.75%, 11/01/24	4,050	4,170,609
Seabrook Village, Inc. Facility, 5.25%, 11/15/26	1,790	1,833,300
New Jersey Health Care Facilities Financing Authority, RB:
Kennedy Health System, 5.63%, 7/01/31	2,030	2,039,135
Meridian Health, Series I, (AGC), 5.00%, 7/01/38	740	792,303
Virtua Health, (AGC), 5.50%, 7/01/38	1,250	1,391,000
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/37	900	1,090,233
AHS Hospital Corp., 6.00%, 7/01/41	1,045	1,257,793
Barnabas Health, Series A, 5.63%, 7/01/32	580	636,846
Barnabas Health, Series A, 5.63%, 7/01/37	1,605	1,746,192
Kennedy Health System, 5.00%, 7/01/37	120	130,046
Kennedy Health System, 5.00%, 7/01/42	500	542,290
Meridian Health System Obligated Group Issue, 5.00%, 7/01/26	970	1,090,135
Robert Wood Johnson, 5.00%, 7/01/31	500	549,975
South Jersey Hospital, 5.00%, 7/01/46	1,650	1,705,523
St. Barnabas Health Care System, Series A, 5.00%, 7/01/29	1,750	1,799,455
		23,024,544
Housing — 11.9%
Middlesex County Improvement Authority, RB, AMT (Fannie Mae):
Administration Building Residential Project, 5.35%, 7/01/34	1,400	1,401,456
New Brunswick Apartments Rental Housing, 5.30%, 8/01/35	4,335	4,339,465
New Jersey State Housing & Mortgage Finance Agency, RB:
M/F, Series A, 4.55%, 11/01/43	1,540	1,576,129
S/F Housing, Series CC, 5.00%, 10/01/34	1,735	1,869,220
S/F Housing, Series X, AMT, 4.85%, 4/01/16	1,310	1,351,304
Series A, 4.75%, 11/01/29	1,185	1,282,217
Series AA, 6.38%, 10/01/28	1,250	1,399,700
Series AA, 6.50%, 10/01/38	1,395	1,489,804
		14,709,295
State — 41.0%
Garden State Preservation Trust, RB, CAB, Series B (AGM), 3.21%, 11/01/26 (d)	6,000	3,811,260
New Jersey Economic Development Authority, Refunding RB (AGM), 5.00%, 6/15/22	2,940	3,421,072
New Jersey EDA, RB:
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 4/01/31	5,000	5,892,800
Motor Vehicle Surcharge, Series A, (NPFGC), 5.25%, 7/01/24	1,000	1,219,520
Motor Vehicle Surcharge, Series A, (NPFGC), 5.25%, 7/01/25	1,365	1,673,749
School Facilities Construction, Series Z, (AGC), 5.50%, 12/15/34	3,000	3,441,330

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	21

Schedule of Investments (continued)	BlackRock New Jersey Municipal Income Trust (BNJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
State (concluded)
New Jersey EDA, Refunding RB:
5.00%, 6/15/26	$810	$900,072
Cigarette Tax, 5.00%, 6/15/29	1,000	1,096,250
Kapkowski Road Landfill Project, 6.50%, 4/01/28	2,500	2,987,100
School Facilities Construction, Series GG, 5.25%, 9/01/26	3,500	4,132,590
New Jersey Health Care Facilities Financing Authority, RB, Hospital Asset Transformation Program, Series A, 5.25%, 10/01/38	2,350	2,559,902
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
CAB, Series C, (AGM), 4.55%, 12/15/32 (d)	4,000	1,598,320
Series A, 6.00%, 6/15/35	4,135	5,098,496
Series A, 5.88%, 12/15/38	1,770	2,060,864
Series A, 6.00%, 12/15/38	945	1,109,487
Series A, 5.50%, 6/15/41	1,000	1,168,820
Series A, (AGC), 5.50%, 12/15/38	1,000	1,137,770
Series B, 5.25%, 6/15/36	2,500	2,880,525
Series B, 5.00%, 6/15/42	1,320	1,478,387
State of New Jersey, COP, Equipment Lease Purchase, Series A:
5.25%, 6/15/27	2,000	2,271,000
5.25%, 6/15/28	600	677,688
		50,617,002
Transportation — 11.0%
Delaware River Port Authority, RB, Series D, 5.00%, 1/01/40	800	879,416
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/35	620	714,457
Series E, 5.25%, 1/01/40	1,970	2,215,915
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, Special Project, Series 6:
6.00%, 12/01/42	1,430	1,619,518
AMT (NPFGC), 5.75%, 12/01/22	6,000	6,001,800
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.75%, 11/01/30	1,750	2,090,025
		13,521,131
Utilities — 2.7%
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC), 4.50%, 9/01/33 (d)	2,000	782,800
Union County Utilities Authority, Refunding RB, New Jersey Solid Waste System, County Deficiency Agreement, Series A, 5.00%, 6/15/41	2,185	2,504,797
		3,287,597
Total Municipal Bonds in New Jersey		149,949,724

Puerto Rico — 15.0%
Housing — 3.5%
Puerto Rico Housing Finance Authority, RB, Mortgage-Backed Securities, Series B, AMT (Ginnie Mae), 5.30%, 12/01/28	2,160	2,162,570
Puerto Rico Housing Finance Authority, Refunding RB, Mortgage-Backed Securities, Series A (Ginnie Mae), 5.20%, 12/01/33	2,160	2,163,111
		4,325,681

Municipal Bonds	Par (000)	Value
Puerto Rico (concluded)
State — 11.2%
Puerto Rico Public Buildings Authority, RB, CAB, Series D (AMBAC) (e):
5.45%, 7/01/17 (f)	$3,665	$4,449,457
5.45%, 7/01/31	1,335	1,392,725
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A:
5.75%, 8/01/37	3,075	3,440,525
6.00%, 8/01/42	2,250	2,544,368
Puerto Rico Sales Tax Financing Corp., Refunding RB, First Sub, Series C, 6.00%, 8/01/39	1,740	1,995,484
		13,822,559
Transportation — 0.3%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series AA-1 (AGM), 4.95%, 7/01/26	295	321,151
Total Municipal Bonds in Puerto Rico		18,469,391
Total Municipal Bonds — 136.4%		168,419,115

Municipal Bonds Transferred to
Tender Option Bond Trusts (g)

New Jersey — 16.1%
Education — 4.2%
New Jersey EDA, RB, School Facilities Construction, Series Z (AGC), 6.00%, 12/15/34	3,000	3,535,500
Rutgers State University of New Jersey, Refunding RB, Series F, 5.00%, 5/01/39	1,499	1,669,545
		5,205,045
Transportation — 6.8%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (AGM), 5.00%, 12/15/32	2,000	2,286,600
Port Authority of New York & New Jersey, RB, Consolidated, 152nd Series, AMT, 5.00%, 10/15/41	3,495	3,852,853
Port Authority of New York & New Jersey, Refunding RB, 152nd Series, AMT, 5.25%, 11/01/35	2,039	2,254,904
		8,394,357
Utilities — 5.1%
Union County Utilities Authority, Refunding RB, New Jersey Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	5,710	6,345,694
Total Municipal Bonds Transferred to
Tender Option Bond Trusts in New Jersey		19,945,096

Puerto Rico — 1.1%
State — 1.1%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Senior Series C, 5.25%, 8/01/40	1,180	1,310,373
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 17.2%		21,255,469
Total Long-Term Investments
(Cost — $174,444,574) — 153.6%		189,674,584

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments (concluded)	BlackRock New Jersey Municipal Income Trust (BNJ)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BIF New Jersey Municipal Money Fund, 0.00% (h)(i)	2,329,356	$2,329,356
Total Short-Term Securities
(Cost — $2,329,356) — 1.9%		2,329,356
Total Investments (Cost — $176,773,930) — 155.5%		192,003,940
Other Assets Less Liabilities — 1.0%		1,230,758
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.6)%		(10,638,115)
VMTP Shares, at Liquidation Value — (47.9)%		(59,100,000)
Net Assets Applicable to Common Shares — 100.0%		$123,496,583

(a)	Variable rate security. Rate shown is as of report date.

(b)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments. (c) Non-income producing security.

(d)

Represents a zero-coupon bond. Rate shown reflects the current yield as of report date. (e) Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(f)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(g)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction.
See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(h)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at July 31, 2012	Income
BIF New Jersey Municipal Money Fund	5,114,806	(2,785,450)	2,329,356	$133

(i)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications or reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of July 31, 2012 in determining the fair valuation of the Trust’s investments:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$189,674,584	—	$189,674,584
Short-Term Securities	$2,329,356	—	—	2,329,356
Total	$2,329,356	$189,674,584	—	$192,003,940

[1]	See above Schedule of Investments for values in each sector.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(10,633,546)	—	$(10,633,546)
VMTP Shares	—	(59,100,000)	—	(59,100,000)
Total	—	$(69,733,546)	—	$(69,733,546)

There were no transfers between levels during the year ended July 31, 2012.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	23

Schedule of Investments July 31, 2012	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 125.2%
Corporate — 15.0%
Chautauqua County Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	$1,000	$1,123,150
Essex County Industrial Development Agency New York, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	550	611,881
New York City Industrial Development Agency, RB, American Airlines Inc., JFK International Airport, AMT (a)(b)(c):
7.63%, 8/01/25	3,200	3,373,664
7.75%, 8/01/31	4,000	4,260,000
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	6,350	7,331,075
Port Authority of New York & New Jersey, RB, Continental Airlines Inc. and Eastern Air Lines Inc. Project, LaGuardia, AMT, 9.13%, 12/01/15	6,040	6,192,570
Suffolk County Industrial Development Agency New York, RB, KeySpan, Port Jefferson, AMT, 5.25%, 6/01/27	7,000	7,217,000
		30,109,340
County/City/Special District/School District — 29.6%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	1,100	1,183,952
City of New York New York, GO:
Series A-1, 4.75%, 8/15/25	750	862,215
Series A-1, 5.00%, 8/01/35	1,000	1,149,920
Series D, 5.38%, 6/01/32	30	30,123
Sub-Series G-1, 5.00%, 4/01/28	5,000	6,005,500
Sub-Series G-1, 6.25%, 12/15/31	500	623,140
Sub-Series I-1, 5.38%, 4/01/36	1,750	2,031,470
Hudson New York Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	5,985	6,312,379
5.75%, 2/15/47	200	234,414
(AGC), 5.00%, 2/15/47	1,000	1,061,570
(AGM), 5.00%, 2/15/47	1,000	1,061,570
(NPFGC), 4.50%, 2/15/47	1,970	2,025,318
Metropolitan Transportation Authority, Refunding RB, Transportation, Series D, 5.00%, 11/15/34	800	893,584
Monroe County Industrial Development Corp., Refunding RB, Series A, 5.00%, 7/01/31	1,900	2,205,007
New York City Industrial Development Agency, RB:
CAB, Yankee Stadium, PILOT, 5.08%, 3/01/45 (d)	1,500	292,185
CAB, Yankee Stadium, PILOT, (AGC), 4.94%, 3/01/42 (d)	1,960	462,952
Marymount School of New York Project, (ACA), 5.13%, 9/01/21	750	766,395
Marymount School of New York Project, (ACA), 5.25%, 9/01/31	500	508,835
Queens Baseball Stadium, PILOT, (AGC), 6.38%, 1/01/39	150	176,729
Queens Baseball Stadium, PILOT, (AMBAC), 5.00%, 1/01/36	3,000	3,052,140
Yankee Stadium, PILOT (NPFGC), 4.75%, 3/01/46	1,500	1,523,295
New York City Transitional Finance Authority, RB:
Series S-1, 4.00%, 7/15/42	2,225	2,259,710
Series S-2 (NPFGC), 4.25%, 1/15/34	1,700	1,756,406
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/35	250	261,938
5.00%, 11/15/44	9,660	10,102,911
4.75%, 11/15/45	500	513,595

Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District
(concluded)
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/31	$860	$984,992
4 World Trade Center Project, 5.75%, 11/15/51	1,340	1,585,421
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	1,670	1,842,928
7 World Trade Center Project, Class 3, 5.00%, 3/15/44	2,070	2,223,615
Second Priority, Bank of America Tower at One Bryant Park Project, 5.63%, 7/15/47	2,000	2,241,900
Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	1,200	1,368,780
New York State Dormitory Authority, RB, State University Dormitory Facilities, Series A, 5.00%, 7/01/39	750	834,623
New York State Dormitory Authority, Refunding RB, School Districts Financing Program, Series A (AGM), 5.00%, 10/01/35	395	435,183
St. Lawrence County Industrial Development Agency, RB, Clarkson University Project, 5.38%, 9/01/41	275	314,586
		59,189,281
Education — 22.8%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A (b)(c):
7.00%, 5/01/25	910	204,741
7.00%, 5/01/35	590	132,744
City of Troy New York, Refunding RB, Rensselaer Polytechnic, Series A, 5.13%, 9/01/40	3,240	3,588,559
Dutchess County Industrial Development Agency New York, Refunding RB, Bard College Civic Facility, Series A-2, 4.50%, 8/01/36	7,000	7,144,480
Madison County Industrial Development Agency New York, RB:
Colgate University Project, Series B, 5.00%, 7/01/13 (e)	2,000	2,087,880
Commons II LLC, Student Housing, Series A (CIFG), 5.00%, 6/01/33	275	283,250
Nassau County Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/26	1,165	1,276,176
New York City Trust for Cultural Resources, RB, Juilliard School, 5.00%, 1/01/39	750	870,262
New York City Trust for Cultural Resources, Refunding RB:
Carnegie Hall, 4.75%, 12/01/39	2,000	2,173,860
Museum of Modern Art, Series 1A, 5.00%, 4/01/31	1,000	1,155,000
New York State Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.25%, 11/01/24	155	180,194
Convent of the Sacred Heart (AGM), 5.63%, 11/01/32	750	903,045
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	210	250,221
Mount Sinai School of Medicine, 5.13%, 7/01/39	2,000	2,204,520
New York University, Series 1, (AMBAC), 5.50%, 7/01/40	1,440	1,960,272
New York University, Series A, (AMBAC), 5.00%, 7/01/37	1,000	1,088,860
New York University, Series B, 5.00%, 7/01/37	1,250	1,458,362
Rochester Institute of Technology, Series A, 6.00%, 7/01/33	1,000	1,179,910
Teachers College, 5.00%, 7/01/42	1,000	1,131,900
University of Rochester, Series A, 4.85%, 7/01/39 (f)	650	675,506
University of Rochester, Series A, 5.13%, 7/01/39	850	954,703
University of Rochester, Series B, 5.00%, 7/01/39	500	552,080

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
New York State Dormitory Authority, Refunding RB:
Brooklyn Law School, 5.75%, 7/01/33	$475	$547,062
Cornell University, Series A, 5.00%, 7/01/40	1,000	1,143,010
New York University, Series A, 5.00%, 7/01/37	1,790	2,088,375
Rockefeller University, Series B, 4.00%, 7/01/38	1,835	1,949,229
Skidmore College, Series A, 5.00%, 7/01/27	190	221,147
Skidmore College, Series A, 5.00%, 7/01/28	75	86,849
Skidmore College, Series A, 5.25%, 7/01/29	85	99,573
Teachers College, 5.50%, 3/01/39	450	507,857
Third Generation Resolution, State University Educational Facilities, Series A, 5.00%, 5/15/29	2,000	2,372,480
Suffolk County Industrial Development Agency, Refunding RB, New York Institute of Technology Project, 5.00%, 3/01/26	1,000	1,034,560
Tompkins County Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	700	815,703
Westchester County Industrial Development Agency New York, RB Windward School Civic Facility (Radian), 5.25%, 10/01/31	2,500	2,501,675
Yonkers Industrial Development Agency New York, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	625	706,225
		45,530,270
Health — 12.7%
Dutchess County Local Development Corp., Refunding RB, Health Quest System Inc., Series A, 5.75%, 7/01/40	300	347,211
Genesee County Industrial Development Agency New York, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	500	495,215
Monroe County Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	1,050	1,211,374
New York State Dormitory Authority, RB:
Hudson Valley Hospital (BHAC), 5.00%, 8/15/36	750	813,442
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 7/01/32	200	234,224
New York University Hospital Center, Series A, 6.00%, 7/01/40	500	587,275
New York University Hospital Center, Series B, 5.63%, 7/01/37	530	578,447
North Shore-Long Island Jewish Health System, 5.50%, 5/01/13 (e)	2,000	2,079,240
North Shore-Long Island Jewish Health System, Series A, 5.50%, 5/01/37	1,775	2,018,672
North Shore-Long Island Jewish Health System, Series C, 4.25%, 5/01/39	750	761,948
North Shore-Long Island Jewish Health System, Series D, 4.25%, 5/01/39	1,460	1,479,725
North Shore-Long Island Jewish Health System, Series D, 5.00%, 5/01/39	320	348,845
Nysarc Inc., Series A, 6.00%, 7/01/32	500	591,340
New York State Dormitory Authority, Refunding RB:
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	1,385	1,560,161
New York University Hospital Center, Series A, 5.00%, 7/01/36	3,390	3,592,620
North Shore-Long Island Jewish Health System, Series A, 5.00%, 5/01/32	1,750	1,958,880
North Shore-Long Island Jewish Health System, Series E, 5.50%, 5/01/33	1,100	1,248,159
Suffolk County Industrial Development Agency New York, Refunding RB, Jeffersons Ferry Project, 5.00%, 11/01/28	1,175	1,201,379

Municipal Bonds	Par (000)	Value
New York (continued)
Health (concluded)
Westchester County Healthcare Corp. New York, Refunding RB, Senior Lien:
Series A, Remarketing, 5.00%, 11/01/30	$2,500	$2,752,475
Series B, 6.00%, 11/01/30	500	594,790
Westchester County Industrial Development Agency New York, RB, Kendal on Hudson Project, Series A, 6.38%, 1/01/24	1,000	1,006,270
		25,461,692
Housing — 4.8%
New York Mortgage Agency, Refunding RB, AMT:
Homeowner Mortgage, Series 97, 5.50%, 4/01/31	1,485	1,486,663
Series 101, 5.40%, 4/01/32	3,850	3,854,081
New York State HFA, RB:
Affordable Housing, Series B, 3.45%, 11/01/32	615	612,577
Affordable Housing, Series B, 4.00%, 11/01/47	1,020	1,014,982
Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 2/15/39	1,500	1,549,095
Yonkers EDC, Refunding RB, Riverview II (Freddie Mac), 4.50%, 5/01/25	1,000	1,087,340
		9,604,738
State — 4.6%
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	600	725,202
New York State Dormitory Authority, LRB, Municipal Health Facilities, Sub-Series 2-4, 4.75%, 1/15/30	1,850	2,011,783
New York State Dormitory Authority, RB, Mental Health Services Facilities Improvement, Series B (AMBAC), 5.00%, 2/15/35	2,000	2,162,780
New York State Dormitory Authority, Refunding RB, State John’s University, Series A, 5.00%, 7/01/27 (g)	220	260,187
New York State Thruway Authority, Refunding RB, Series A, 5.00%, 4/01/32	3,500	4,112,360
		9,272,312
Tobacco — 1.1%
Rensselaer Tobacco Asset Securitization Corp., RB, Series A, 5.75%, 6/01/43	2,500	2,177,200
Transportation — 25.1%
Metropolitan Transportation Authority, RB:
Series 2008C, 6.50%, 11/15/28	1,000	1,285,110
Series E, 5.00%, 11/15/42	565	635,066
Series D, 5.25%, 11/15/41	1,750	1,999,935
Metropolitan Transportation Authority, Refunding RB, Series A:
5.00%, 11/15/30	12,000	12,140,520
5.13%, 11/15/12 (e)	5,000	5,057,400
New York City Industrial Development Agency, RB, Airis JFK I LLC Project, Series A, AMT, 5.50%, 7/01/28	9,000	8,999,190
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.00%, 12/15/41	5,675	6,432,385
New York State Thruway Authority, RB, General, Series I:
5.00%, 1/01/37	920	1,041,707
4.13%, 1/01/42	1,075	1,092,178
5.00%, 1/01/42	280	315,594
Port Authority of New York & New Jersey, RB:
Consolidated, 124th Series, AMT, 5.00%, 8/01/36	2,000	2,005,920
JFK International Air Terminal, 6.00%, 12/01/42	1,000	1,132,530
Special Project, JFK International Air Terminal, Series 6, AMT (NPFGC), 6.25%, 12/01/13	1,000	1,031,230
Special Project, JFK International Air Terminal, Series 6, AMT (NPFGC), 5.75%, 12/01/22	7,000	7,002,100
		50,170,865

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	25

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Utilities — 9.5%
Long Island Power Authority, RB:
Series A (AGM), 5.00%, 5/01/36	$500	$560,485
General, Series C (CIFG), 5.25%, 9/01/29	2,000	2,444,220
Long Island Power Authority, Refunding RB, Series A, 5.75%, 4/01/39	4,000	4,667,880
New York City Municipal Water Finance Authority, RB, Series B, 5.00%, 6/15/36	750	839,362
New York City Municipal Water Finance Authority, Refunding RB:
Second General Resolution Series EE, 4.00%, 6/15/45	2,310	2,368,720
Second General Resolution, Series BB, 5.00%, 6/15/31	1,000	1,158,260
Series D, 5.00%, 6/15/39	5,000	5,531,800
Series FF, 5.00%, 6/15/45	840	963,262
New York State Environmental Facilities Corp., Refunding RB, Revolving Funds, New York City Municipal Water, 5.00%, 6/15/36	350	406,231
		18,940,220
Total Municipal Bonds in New York		250,455,918

Puerto Rico — 6.8%
Housing — 1.4%
Puerto Rico Housing Finance Authority, Refunding RB, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	2,500	2,771,075
State — 3.3%
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities, Series D, 5.25%, 7/01/36	1,600	1,601,744
Puerto Rico Sales Tax Financing Corp., RB:
CAB, Series A, 5.30%, 8/01/32 (d)	1,685	592,345
First Sub-Series A, 5.75%, 8/01/37	2,000	2,237,740
First Sub-Series A (AGM), 5.00%, 8/01/40	1,000	1,078,350
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Series A (NPFGC) (d):
5.55%, 8/01/41	3,500	715,260
5.57%, 8/01/43	2,500	455,425
		6,680,864
Transportation — 1.2%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (AGM), 5.50%, 7/01/30	2,000	2,438,860
Utilities — 0.9%
Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 7/01/38	1,100	1,171,896
Puerto Rico Electric Power Authority, Refunding RB, Series VV (NPFGC), 5.25%, 7/01/29	500	561,160
		1,733,056
Total Municipal Bonds in Puerto Rico		13,623,855
Total Municipal Bonds — 132.0%		264,079,773

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
New York — 30.0%
County/City/Special District/School District — 6.9%
New York City Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D1, 5.00%, 11/01/38	$825	$953,056
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/44	5,020	5,574,660
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	4,260	4,400,921
7 World Trade Center Project, Class 1, 5.00%, 9/15/40	2,610	2,966,239
		13,894,876
Housing — 7.7%
New York Mortgage Agency, RB, 31st Series A, AMT, 5.30%, 10/01/31	15,390	15,406,160
State — 0.4%
New York City Transitional Finance Authority, RB, Series S-3, 5.25%, 1/15/39	660	745,572
Transportation — 5.4%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	1,250	1,464,963
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	6,495	7,491,658
Port Authority of New York & New Jersey, RB, Consolidated 169th Series, AMT, 5.00%, 10/15/26	1,500	1,747,560
		10,704,181
Utilities — 9.6%
New York City Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	1,200	1,446,346
New York City Municipal Water Finance Authority, Refunding RB:
Second General Resolution, Series BB, 5.00%, 6/15/44	3,511	4,031,467
Second General Resolution, Series HH, 5.00%, 6/15/32	5,310	6,194,699
Series A, 4.75%, 6/15/30	4,000	4,482,480
Series FF-2, 5.50%, 6/15/40	810	953,915
Suffolk County Water Authority, Refunding RB, 3.00%, 6/01/25	1,996	2,082,083
		19,190,990
Total Municipal Bonds Transferred to Tender Option Bond Trusts in New York		59,941,779

Puerto Rico — 0.8%
State — 0.8%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.25%, 8/01/40	1,520	1,687,937
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 30.8%		61,629,716
Total Long-Term Investments (Cost — $304,667,637) — 162.8%		325,709,489

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments (concluded)	BlackRock New York Municipal Income Trust (BNY)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
New York — 0.5%
New York City Municipal Water Finance Authority, Refunding RB, VRDN, Second General Resolution, Series DD-1 (TD Bank NA SBPA), 0.14%, 8/01/12 (i)	970,000	$970,000

Money Market Funds — 0.2%
BIF New York Municipal Money Fund, 0.00% (j)(k)	344,945	344,945
Total Short-Term Securities (Cost — $1,314,945) — 0.7%		1,314,945
Total Investments (Cost — $305,982,582) — 163.5%		327,024,434
Other Assets Less Liabilities — 0.2%		355,494
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.4)%		(32,859,906)
VMTP Shares, at Liquidation Value — (47.3)%		(94,500,000)
Net Assets Applicable to Common Shares — 100.0%		$200,020,022

(a)	Variable rate security. Rate shown is as of report date.

(b)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(c)	Non-income producing security.

(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(e)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(g)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Morgan Stanley	$260,187	$2,768

(h)

Securities represent bonds transferred to a TOB in exchange for which the Trust’s acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(i)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(j)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the1940 Act, as amended, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at July 31, 2012	Income
BIF New York Municipal Money Fund	10,549,049	(10,204,104)	344,945	$68

(k)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications or reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of July 31, 2012 in determining the fair valuation of the Trust’s investments:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$325,709,489	—	$325,709,489
Short-Term Securities	$344,945	970,000	—	1,314,945
Total	$344,945	$326,679,489	—	$327,024,434

[1]	See above Schedule of Investments for values in each sector.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(32,846,578)	—	$(32,846,578)
VMTP Shares	—	(94,500,000)	—	(94,500,000)
Total	—	$(127,346,578)	—	$(127,346,578)

There were no transfers between levels during the year ended July 31, 2012.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	27

Statements of Assets and Liabilities

July 31, 2012	BlackRock California Municipal Income Trust (BFZ)	BlackRock Florida Municipal 2020 Term Trust (BFO)	BlackRock Municipal Income Investment Trust (BBF)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)
Assets
Investments at value — unaffiliated[1]	$844,629,369	$131,304,153	$173,375,606	$189,674,584	$326,679,489
Investments at value — affiliated[2]	7,953,278	781,042	1,631,769	2,329,356	344,945
Cash	—	—	320,815	—	—
Interest receivable	12,000,106	1,306,592	2,021,322	1,884,278	3,425,991
Investments sold receivable	5,201,855	55,871	973,847	10,000	—
Deferred offering costs	202,217	—	183,837	124,683	147,895
TOB trust receivable	—	—	245,000	—	—
Prepaid expenses	17,211	4,864	5,880	6,627	11,042
Total assets	870,004,036	133,452,522	178,758,076	194,029,528	330,609,362

Accrued Liabilities
Investments purchased payable	13,688,224	667,101	3,740,224	—	1,892,420
Income dividends payable — Common Shares	2,473,789	20,139	485,003	619,530	1,062,432
Investment advisory fees payable	409,515	56,018	87,366	96,769	165,270
Interest expense and fees payable	101,642	476	16,077	4,569	13,328
Officer’s and Trustees’ fees payable	63,910	8,391	15,384	19,064	28,462
Other accrued expenses payable	155,774	78,432	121,115	59,467	80,850
Total accrued liabilities	16,892,854	830,557	4,465,169	799,399	3,242,762

Other Liabilities
TOB trust certificates	162,233,512	470,000	33,465,806	10,633,546	32,846,578
VMTP Shares, at liquidation value of $100,000 per share[3,4]	171,300,000	—	—	59,100,000	94,500,000
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	—	34,200,000	—	—
Total other liabilities	333,533,512	470,000	67,665,806	69,733,546	127,346,578
Total liabilities	350,426,366	1,300,557	72,130,975	70,532,945	130,589,340

AMPS at Redemption Value
$25,000 per share liquidation preference, plus unpaid dividends[3,4]	—	42,900,609	—	—	—
Net Assets Applicable to Common Shareholders	$519,577,670	$89,251,356	$106,627,101	$123,496,583	$200,020,022

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$446,698,536	$79,391,300	$95,043,350	$108,553,948	$182,689,358
Undistributed net investment income	6,917,974	4,663,204	711,852	2,176,352	3,020,454
Accumulated net realized loss	(23,706,526)	(790,376)	(9,483,079)	(2,463,727)	(6,731,642)
Net unrealized appreciation/depreciation	89,667,686	5,987,228	20,354,978	15,230,010	21,041,852
Net Assets Applicable to Common Shareholders	$519,577,670	$89,251,356	$106,627,101	$123,496,583	$200,020,022
Net asset value per Common Share	$16.32	$16.05	$15.91	$16.17	$15.53
[1] Investments at cost — unaffiliated	$754,961,683	$125,316,925	$153,020,628	$174,444,574	$305,637,637
[2] Investments at cost — affiliated	$7,953,278	$781,042	$1,631,769	$2,329,356	$344,945
[3] Preferred Shares outstanding, par value $0.001 per share	1,713	1,716	342	591	945
[4] Preferred Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited
[5] Par value per Common Share	$0.001	$0.001	$0.001	$0.001	$0.001
[6] Common Shares outstanding	31,837,702	5,562,128	6,701,254	7,639,086	12,877,960
[7] Common Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2012

Statements of Operations

Year Ended July 31, 2012	BlackRock California Municipal Income Trust (BFZ)	BlackRock Florida Municipal 2020 Term Trust (BFO)	BlackRock Municipal Income Investment Trust (BBF)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)
Investment Income
Interest	$37,452,200	$5,670,386	$7,744,871	$8,973,461	$14,724,250
Income — affiliated	2,841	334	1,147	775	1,220
Total income	37,455,041	5,670,720	7,746,018	8,974,236	14,725,470

Expenses
Investment advisory	4,694,463	650,117	977,673	1,095,064	1,822,372
Professional	241,854	66,636	127,191	72,323	91,404
Remarketing fees on Preferred Shares	158,194	77,838	38,890	49,411	89,498
Liquidity fees	—	—	248,473	—	—
Accounting services	52,003	27,383	39,619	43,934	64,645
Officer and Trustees	64,420	11,577	14,133	19,281	30,199
Printing	25,967	19,993	18,141	19,940	26,116
Transfer agent	13,462	17,935	18,203	18,820	31,362
Custodian	36,689	10,389	12,790	13,828	19,894
Registration	10,862	9,205	9,234	9,269	9,375
Miscellaneous	64,722	25,599	78,205	36,889	46,255
Total expenses excluding interest expense, fees and amortization of offering costs	5,362,636	916,672	1,582,552	1,378,759	2,231,120
Interest expense, fees and amortization of offering costs[1]	1,859,889	2,890	374,151	321,989	573,518
Total expenses	7,222,525	919,562	1,956,703	1,700,748	2,804,638
Less fees waived by advisor	(158,847)	(166)	(1,985)	(5,921)	(6,445)
Total expenses after fees waived	7,063,678	919,396	1,954,718	1,694,827	2,798,193
Net investment income	30,391,363	4,751,324	5,791,300	7,279,409	11,927,277

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	8,495,659	15,599	1,966,873	227,261	926,640
Financial futures contracts	(1,810,229)	—	(607,547)	(623,773)	(1,083,031)
	6,685,430	15,599	1,359,326	(396,512)	(156,391)
Net change in unrealized appreciation/depreciation on:	70,149,440	5,366,658	15,588,956	16,356,065	22,238,944
Investments
Financial futures contracts	—	—	136,215	90,834	174,273
	70,149,440	5,366,658	15,725,171	16,446,899	22,413,217
Total realized and unrealized gain	76,834,870	5,382,257	17,084,497	16,050,387	22,256,826

Dividends to AMPS Shareholders From
Net investment income	(264,801)	(103,786)	(17,731)	(90,161)	(143,845)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$106,961,432	$10,029,795	$22,858,066	$23,239,635	$34,040,258

[1] Related to TOBs, VMTP Shares and/or VRDP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	29

Statements of Changes in Net Assets

	BlackRock California Municipal Income Trust (BFZ)		BlackRock Florida Municipal 2020 Term Trust (BFO)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2012	2011	2012	2011
Operations
Net investment income	$30,391,363	$31,139,016	$4,751,324	$5,119,761
Net realized gain (loss)	6,685,430	(8,357,610)	15,599	(290,392)
Net change in unrealized appreciation/depreciation	70,149,440	(5,958,674)	5,366,658	(751,097)
Dividends to AMPS Shareholders from net investment income	(264,801)	(627,551)	(103,786)	(157,673)
Net increase in net assets applicable to Common Shareholders resulting from operations	106,961,432	16,195,181	10,029,795	3,920,599

Dividends to Common Shareholders From
Net investment income	(29,300,306)	(28,943,204)	(3,889,885)	(3,737,750)

Capital Share Transactions
Reinvestment of common dividends	171,858	194,043	—	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	77,832,984	(12,553,980)	6,139,910	182,849
Beginning of year	441,744,686	454,298,666	83,111,446	82,928,597
End of year	$519,577,670	$441,744,686	$89,251,356	$83,111,446
Undistributed net investment income	$6,917,974	$6,097,121	$4,663,204	$4,397,433

	BlackRock Municipal Income Investment Trust (BBF)		BlackRock New Jersey Municipal Income Trust (BNJ)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2012	2011	2012	2011
Operations
Net investment income	$5,791,300	$6,496,368	$7,279,409	$7,450,209
Net realized gain (loss)	1,359,326	(1,501,564)	(396,512)	(51,013)
Net change in unrealized appreciation/depreciation	15,725,171	(2,227,084)	16,446,899	(2,320,006)
Dividends to AMPS Shareholders from net investment income	(17,731)	(125,459)	(90,161)	(215,849)
Net increase in net assets applicable to Common Shareholders resulting from operations	22,858,066	2,642,261	23,239,635	4,863,341

Dividends to Common Shareholders From
Net investment income	(6,018,632)	(6,056,216)	(7,272,642)	(7,208,599)

Capital Share Transactions
Reinvestment of common dividends	62,151	66,589	303,612	314,646

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	16,901,585	(3,347,366)	16,270,605	(2,030,612)
Beginning of year	89,725,516	93,072,882	107,225,978	109,256,590
End of year	$106,627,101	$89,725,516	$123,496,583	$107,225,978
Undistributed net investment income	$711,852	$1,004,384	$2,176,352	$2,271,967

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2012

Statements of Changes in Net Assets

	BlackRock New York Municipal Income Trust (BNY)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2012	2011
Operations
Net investment income	$11,927,277	$12,917,415
Net realized loss	(156,391)	(2,476,985)
Net change in unrealized appreciation/depreciation	22,413,217	(2,499,722)
Dividends to AMPS Shareholders from net investment income	(143,845)	(347,184)
Net increase in net assets applicable to Common Shareholders resulting from operations	34,040,258	7,593,524

Dividends to Common Shareholders From
Net investment income	(12,727,781)	(12,677,483)

Capital Share Transactions
Reinvestment of common dividends	714,632	704,984

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	22,027,109	(4,378,975)
Beginning of year	177,992,913	182,371,888
End of year	$200,020,022	$177,992,913
Undistributed net investment income	$3,020,454	$3,953,452

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	31

Statements of Cash Flows

Year Ended July 31, 2012	BlackRock California Municipal Income Trust (BFZ)	BlackRock Municipal Income Investment Trust (BBF)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)
Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations, excluding dividends to AMPS Shareholders	$107,226,233	$22,875,797	$23,329,796	$34,184,103
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
(Increase) decrease in interest receivable	495,513	81,052	(77,944)	86,156
Decrease in other assets	52,795	11,076	13,204	21,913
Decrease in prepaid expenses	21,586	9,036	7,692	10,448
Decrease in income receivable — affiliated	205	62	65	86
Decrease in cash pledged as collateral for financial futures contracts	—	57,000	36,960	125,000
Increase in investment advisory fees payable	57,427	8,836	11,854	21,346
Increase (decrease) in interest expense and fees payable	(19,787)	(4,973)	3,191	6,636
Increase (decrease) in other accrued expenses payable	(18,100)	26,073	(51,917)	(40,788)
Decrease in variation margin payable	—	(51,063)	(33,250)	(101,063)
Increase in Officer’s and Trustees’ fees payable	5,702	1,864	18,557	4,231
Net realized and unrealized gain on investments	(78,645,099)	(17,555,829)	(16,583,326)	(23,165,584)
Amortization of premium and accretion of discount on investments	1,240,034	215,365	(429,938)	31,197
Amortization of deferred offering costs	16,628	49,230	11,479	12,515
Proceeds from sales of long-term investments	235,848,861	60,946,660	36,242,857	70,610,646
Purchases of long-term investments	(249,994,213)	(63,163,408)	(46,379,890)	(100,483,010)
Net proceeds from sales (purchases) of short-term securities	(5,233,035)	487,339	2,785,450	9,234,104
Cash provided by (used for) operating activities	11,054,750	3,994,117	(1,095,160)	(9,442,064)

Cash Provided by (Used for) Financing Activities
Cash receipts from issuance of VMTP Shares	171,300,000	—	59,100,000	94,500,000
Cash receipts from issuance of VRDP Shares	—	34,200,000	—	—
Cash payments on redemption of AMPS	(171,325,000)	(34,250,000)	(59,100,000)	(94,500,000)
Cash receipts from TOB trust certificates	21,167,424	8,358,404	8,274,250	21,812,104
Cash payments for TOB trust certificates	(2,646,849)	(5,754,636)	—	(55,000)
Cash dividends paid to Common Shareholders	(29,063,949)	(5,976,272)	(6,952,174)	(12,009,156)
Cash dividends paid to AMPS Shareholders	(267,531)	(17,731)	(90,754)	(145,474)
Cash payments for offering costs	(218,845)	(233,067)	(136,162)	(160,410)
Cash provided by (used for) financing activities	(11,054,750)	(3,673,302)	1,095,160	9,442,064

Cash
Net change in cash	—	320,815	—	—
Cash at beginning of year	—	—	—	—
Cash at end of year	—	$320,815	—	—

Cash Flow Information
Cash paid during the year for interest and fees	$1,863,048	$329,894	$307,319	$554,365

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$171,858	$62,151	$303,612	$714,632

A Statement of Cash Flows is presented when a Trust had a significant amount of borrowing during the year, based on the average borrowings outstanding in relation to average total assets.

See Notes to Financial Statements.

32	ANNUAL REPORT	JULY 31, 2012

Financial Highlights	BlackRock California Municipal Income Trust (BFZ)

					Period November 1, 2007 to July 31, 2008	Year Ended October 31, 2007

	Year Ended July 31,

	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$13.88	$14.28	$12.71	$13.98	$14.97	$15.74
Net investment income	0.95 [1]	0.98 [1]	1.00 [1]	1.03 [1]	0.82 [1]	1.08
Net realized and unrealized gain (loss)	2.42	(0.45)	1.50	(1.35)	(0.90)	(0.64)
Dividends to AMPS Shareholders from net investment income	(0.01)	(0.02)	(0.02)	(0.12)	(0.22)	(0.30)
Net increase (decrease) from investment operations	3.36	0.51	2.48	(0.44)	(0.30)	0.14
Dividends to Common Shareholders from net investment income	(0.92)	(0.91)	(0.91)	(0.83)	(0.69)	(0.91)
Net asset value, end of period	$16.32	$13.88	$14.28	$12.71	$13.98	$14.97
Market price, end of period	$16.64	$13.16	$14.21	$12.40	$13.99	$15.82

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	24.98%	4.05%	20.15%	(2.36)%	(2.09)%[3]	0.77%
Based on market price	34.40%	(0.86)%	22.55%	(4.81)%	(7.29)%[3]	(2.09)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.49%	1.46%	1.36%	1.54%	1.25%[5]	1.21%
Total expenses after fees waived and before fees paid indirectly[4]	1.46%	1.39%	1.27%	1.35%	0.98%[5]	0.91%
Total expenses after fees waived and paid indirectly[4]	1.46%	1.39%	1.27%	1.35%	0.98%[5]	0.91%
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4,6]	1.07%[7]	1.12%	1.04%	1.08%	0.91%[5]	0.91%
Net investment income[4]	6.28%	7.19%	6.94%	8.27%	7.39%[5]	7.09%
Dividends to AMPS Shareholders	0.05%	0.15%	0.15%	1.00%	1.95%[5]	1.98%
Net investment income to Common Shareholders	6.23%	7.04%	6.79%	7.27%	5.44%[5]	5.11%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$519,578	$441,745	$454,299	$192,551	$211,671	$225,939
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	$171,325	$171,325	$71,000	$100,900	$131,950
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$171,300	—	—	—	—	—
Portfolio turnover	30%	36%	47%	58%	26%	26%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	$89,460	$91,293	$92,801	$77,457	$67,816
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$403,314	—	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Annualized.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[7]	For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.04%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	33

Financial Highlights	BlackRock Florida Municipal 2020 Term Trust (BFO)

					Period January 1, 2008 to July 31, 2008	Year Ended December 31, 2007
	Year Ended July 31,

	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$14.94	$14.91	$13.35	$14.16	$14.72	$15.16
Net investment income	0.85 [1]	0.92 [1]	0.95 [1]	0.96 [1]	0.58 [1]	0.99
Net realized and unrealized gain (loss)	0.98	(0.19)	1.31	(1.00)	(0.62)	(0.45)
Dividends and distributions to AMPS Shareholders from:
Net investment income	(0.02)	(0.03)	(0.03)	(0.15)	(0.16)	(0.31)
Net realized gain	—	—	—	—	—	(0.02)
Net increase (decrease) from investment operations	1.81	0.70	2.23	(0.19)	(0.20)	0.21
Dividends and distributions to Common Shareholders from:
Net investment income	(0.70)	(0.67)	(0.67)	(0.62)	(0.36)	(0.61)
Net realized gain	—	—	—	—	—	(0.04)
Total dividends and distributions to Common Shareholders	(0.70)	(0.67)	(0.67)	(0.62)	(0.36)	(0.65)
Net asset value, end of period	$16.05	$14.94	$14.91	$13.35	$14.16	$14.72
Market price, end of period	$15.60	$13.91	$14.30	$12.31	$12.50	$12.93

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	12.44%	5.07%	17.35%	(0.48)%	(1.12)%[3]	1.86%
Based on market price	17.38%	2.00%	22.05%	3.95%	(0.63)%[3]	(2.06)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.06%	1.13%	1.14%	1.29%	1.22%[5]	1.16%
Total expenses after fees waived and before fees paid indirectly[4]	1.06%	1.13%	1.13%	1.26%	1.22%[5]	1.16%
Total expenses after fees waived and paid indirectly[4]	1.06%	1.13%	1.13%	1.26%	1.22%[5]	1.16%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,6]	1.06%[7]	1.09%	1.09%	1.13%	1.17%[5]	1.16%
Net investment income[4]	5.48%	6.29%	6.72%	7.39%	6.74%[5]	6.63%
Dividends to AMPS Shareholders	0.12%	0.19%	0.22%	1.13%	1.92%[5]	2.07%
Net investment income to Common Shareholders	5.36%	6.10%	6.50%	6.26%	4.82%[5]	4.56%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$89,251	$83,111	$82,929	$74,256	$78,747	$81,896
AMPS outstanding at $25,000 liquidation preference, end of period (000)	$42,900	$42,900	$42,900	$42,900	$42,900	$48,900
Portfolio turnover	32%	6%	6%	9%	6%	17%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	$77,011	$73,433	$73,329	$68,275	$70,900	$66,872

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Annualized.

[6]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

[7]	For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 0.97%.

See Notes to Financial Statements.

34	ANNUAL REPORT	JULY 31, 2012

Financial Highlights	BlackRock Municipal Income Investment Trust (BBF)

					Period November 1, 2007 to July 31, 2008	Year Ended October 31, 2007
	Year Ended July 31,

	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$13.40	$13.91	$12.71	$14.08	$15.05	$15.68
Net investment income	0.86 [1]	0.97 [1]	0.92 [1]	1.01 [1]	0.80 [1]	1.07
Net realized and unrealized gain (loss)	2.55	(0.56)	1.20	(1.36)	(0.89)	(0.49)
Dividends to AMPS Shareholders from net investment income	(0.00)[2]	(0.02)	(0.02)	(0.14)	(0.22)	(0.31)
Net increase (decrease) from investment operations	3.41	0.39	2.10	(0.49)	(0.31)	0.27
Dividends to Common Shareholders from net investment income	(0.90)	(0.90)	(0.90)	(0.88)	(0.66)	(0.90)
Net asset value, end of period	$15.91	$13.40	$13.91	$12.71	$14.08	$15.05
Market price, end of period	$16.25	$12.74	$13.90	$12.49	$13.68	$15.10

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	26.21%	3.15%	17.04%	(2.57)%	(2.04)%[4]	1.78%
Based on market price	35.59%	(1.86)%	19.01%	(1.46)%	(5.14)%[4]	(1.76)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.99%	1.60%	1.46%	1.47%	1.31%[6]	1.28%
Total expenses after fees waived and before fees paid indirectly[5]	1.99%	1.60%	1.37%	1.27%	1.06%[6]	0.97%
Total expenses after fees waived and paid indirectly[5]	1.99%	1.60%	1.37%	1.27%	1.06%[6]	0.96%
Total expenses after fees waived and paid indirectly and excluding interest expense, fees, and amortization of offering costs[5,7]	1.61%[8]	1.33%	1.17%	1.16%	1.02%[6]	0.96%
Net investment income[5]	5.89%	7.35%	6.84%	8.13%	7.26%[6]	7.02%
Dividends to AMPS Shareholders	0.02%	0.14%	0.16%	1.11%	1.96%[6]	2.04%
Net investment income to Common Shareholders	5.87%	7.21%	6.68%	7.02%	5.30%[6]	4.98%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$106,627	$89,726	$93,073	$85,050	$94,176	$100,564
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	$34,250	$34,250	$34,250	$49,550	$57,550
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$34,200	—	—	—	—	—
Portfolio turnover	39%	24%	46%	66%	13%	25%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	$90,493	$92,938	$87,082	$72,521	$68,688
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$411,775	—	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to AMPS Shareholders.

[6]	Annualized.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VDRP Shares, respectively.

[8]

For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.31%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	35

Financial Highlights	BlackRock New Jersey Municipal Income Trust (BNJ)

					Period November 1, 2007 to July 31, 2008

						Year Ended October 31, 2007
	Year Ended July 31,
	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$14.07	$14.38	$12.78	$14.15	$15.49	$16.35
Net investment income	0.95 [1]	0.98 [1]	1.02 [1]	1.05 [1]	0.89 [1]	1.14
Net realized and unrealized gain (loss)	2.11	(0.32)	1.54	(1.38)	(1.24)	(0.74)
Dividends to AMPS Shareholders from net investment income	(0.01)	(0.03)	(0.03)	(0.11)	(0.24)	(0.30)
Net increase (decrease) from investment operations	3.05	0.63	2.53	(0.44)	(0.59)	0.10
Dividends to Common Shareholders from net investment income	(0.95)	(0.94)	(0.93)	(0.93)	(0.75)	(0.96)
Net asset value, end of period	$16.17	$14.07	$14.38	$12.78	$14.15	$15.49
Market price, end of period	$17.67	$14.10	$14.82	$14.00	$15.09	$16.90

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	22.25%	4.74%	20.22%	(2.62)%	(4.12)%[3]	0.17%
Based on market price	33.30%	1.85%	13.11%	0.04%	(6.28)%[3]	(2.89)%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.47%	1.25%	1.23%	1.38%	1.28%[5]	1.24%
Total expenses after fees waived and before fees paid indirectly[4]	1.46%	1.24%	1.13%	1.17%	1.03%[5]	0.94%
Total expenses after fees waived and paid indirectly[4]	1.46%	1.24%	1.13%	1.17%	1.03%[5]	0.93%
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4,6]	1.18%[7]	1.22%	1.12%	1.14%	1.02%[5]	0.93%
Net investment income[4]	6.28%	7.09%	7.42%	8.49%	7.92%[5]	7.18%
Dividends to AMPS Shareholders	0.08%	0.21%	0.23%	1.22%	1.94%[5]	1.86%
Net investment income to Common Shareholders	6.20%	6.88%	7.19%	7.27%	5.98%[5]	5.32%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$123,497	$107,226	$109,257	$96,696	$106,596	$116,152
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	$59,100	$59,100	$59,100	$60,475	$63,800
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$59,100	—	—	—	—	—
Portfolio turnover	20%	20%	11%	29%	12%	23%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	$70,358	$71,218	$65,905	$69,083	$70,528
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$308,962	—	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Annualized.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[7]	For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.14%.

See Notes to Financial Statements.

36	ANNUAL REPORT	JULY 31, 2012

Financial Highlights	BlackRock New York Municipal Income Trust (BNY)

					Period November 1, 2007 to July 31, 2008

						Year Ended October 31, 2007
	Year Ended July 31,
	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$13.87	$14.27	$12.71	$13.88	$15.11	$15.88
Net investment income	0.93 [1]	1.01 [1]	1.04 [1]	1.06 [1]	0.86 [1]	1.11
Net realized and unrealized gain (loss)	1.73	(0.39)	1.54	(1.22)	(1.17)	(0.70)
Dividends to AMPS Shareholders from net investment income	(0.01)	(0.03)	(0.03)	(0.10)	(0.21)	(0.28)
Net increase (decrease) from investment operations	2.65	0.59	2.55	(0.26)	(0.52)	0.13
Dividends to Common Shareholders from net investment income	(0.99)	(0.99)	(0.99)	(0.91)	(0.71)	(0.90)
Net asset value, end of period	$15.53	$13.87	$14.27	$12.71	$13.88	$15.11
Market price, end of period	$16.73	$14.20	$15.11	$13.95	$15.26	$15.55

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	19.62%	4.39%	20.35%	(1.28)%	(3.71)%[3]	0.64%
Based on market price	25.87%	0.94%	16.11%	(1.44)%	2.87%[3]	(5.20)%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.49%	1.27%	1.25%	1.43%	1.25%[5]	1.22%
Total expenses after fees waived and before fees paid indirectly[4]	1.49%	1.27%	1.16%	1.25%	1.00%[5]	0.92%
Total expenses after fees waived and paid indirectly[4]	1.49%	1.27%	1.16%	1.25%	1.00%[5]	0.92%
Total expenses after fees waived and paid indirectly and excluding interest expense, fees, and amortization of offering costs[4,6]	1.18%[7]	1.22%	1.11%	1.13%	0.97%[5]	0.92%
Net investment income[4]	6.34%	7.35%	7.50%	8.67%	7.79%[5]	7.23%
Dividends to AMPS Shareholders	0.08%	0.20%	0.22%	1.17%	1.91%[5]	1.84%
Net investment income to Common Shareholders	6.26%	7.15%	7.28%	7.50%	5.88%[5]	5.39%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$200,020	$177,993	$182,372	$161,727	$175,927	$190,962
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	$94,500	$94,500	$94,500	$95,850	$109,750
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$94,500	—	—	—	—	—
Portfolio turnover	24%	17%	16%	18%	5%	23%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	$72,089	$73,248	$67,787	$70,892	$68,509
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$311,661	—	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Annualized.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[7]	For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.13%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	37

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock California Municipal Income Trust (“BFZ”), BlackRock Municipal Income Investment Trust (“BBF”), BlackRock New Jersey Municipal Income Trust (“BNJ”), BlackRock New York Municipal Income Trust (“BNY”) (collectively, the “Income Trusts”) and BlackRock Florida Municipal 2020 Term Trust (“BFO”) are organized as Delaware statutory trusts. The Income Trusts and BFO are referred to herein collectively as the “Trusts.” The Trusts are registered under the 1940 Act as non-diversified, closed-end management investment companies. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Board of Directors and the Board of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine, and make available for publication the NAV of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trusts:

Valuation: US GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts fair value their financial instruments at market value using independent dealers or pricing services under policies approved by each Trust’s Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment, that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Trusts’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Trusts leverage their assets through the use of TOBs. A TOB is established by a third party sponsor forming a special purpose entity, into which a fund, or an agent on behalf of a fund, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Trust include the right of a Trust (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-term interest rates, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to a Trust. The TOB may also be terminated without the consent of a Trust upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal

38	ANNUAL REPORT	JULY 31, 2012

Notes to Financial Statements (continued)

bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors. During the year ended July 31, 2012, no TOBs in which the Trusts participated were terminated without the consent of the Trusts.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Trust in exchange for TOB trust certificates. The Trusts typically invest the cash in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Trusts’ Schedules of Investments and TOB trust certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of the Trusts’ payable to the holder of the short-term floating rate certificates as reported in the Trusts’ Statements of Assets and Liabilities as TOB trust certificates approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At July 31, 2012, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB trust certificates and the range of interest rates on the liability for TOB trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
BFZ	$348,593,923	$162,233,512	0.13% – 0.32%
BFO	$751,537	$470,000	0.23%
BBF	$66,567,288	$33,465,806	0.14% – 0.33%
BNJ	$21,255,469	$10,633,546	0.13% – 0.33%
BNY	$61,629,716	$32,846,578	0.13% – 0.23%

For the year ended July 31, 2012, the Trusts’ average TOB trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BFZ	$153,894,767	0.72%
BFO	$477,077	0.61%
BBF	$30,397,853	0.75%
BNJ	$7,584,479	0.74%
BNY	$21,000,935	0.74%

Should short-term interest rates rise, the Trusts’ investments in TOBs may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Trusts’ NAVs per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Trusts either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Trusts will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ US federal tax returns remains open for each of the four years ended July 31, 2012. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Trusts’ financial statement disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Trust’s Board, independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in

ANNUAL REPORT	JULY 31, 2012	39

Notes to Financial Statements (continued)

common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations there-under represent general unsecured claims against the general assets of each Trust. Prior to March 31, 2012, each Trust elected to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations and dividends and distributions received from the BlackRock Closed-End Fund investments through March 31, 2012 are included in income — affiliated in the Statements of Operations.

Offering Costs: The Income Trusts incurred costs in connection with its issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the term of the initial liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to economically hedge, or protect, their exposure to certain risks such as Interest rate risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Trusts purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trusts and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trusts as unrealized appreciation or depreciation. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended July 31, 2012
	Net Realized Loss From
	BFZ	BBF	BNJ	BNY
Interest rate contracts:
Financial futures contracts	$(1,810,229)	$(607,547)	$(623,773)	$(1,083,031)

	Net Change in Unrealized Appreciation/Depreciation on
	BBF	BNJ	BNY
Interest rate contracts:
Financial futures contracts	$136,215	$90,834	$174,273

For the year ended July 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BFZ	BBF	BNJ	BNY
Financial futures contracts:
Average number of contracts sold	90	34	40	70
Average notional value of contracts sold	$11,904,844	$4,497,297	$5,290,938	$9,259,250

40	ANNUAL REPORT	JULY 31, 2012

Notes to Financial Statements (continued)

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes of BlackRock, Inc. (“BlackRock”).

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee based on a percentage of each Trust’s average daily net assets at the following annual rates:

BFZ	0.58%
BFO	0.50%
BBF	0.60%
BNJ	0.60%
BNY	0.60%

Average weekly net assets are the average weekly value of each Trust’s total assets minus the sum of its accrued liabilities.

The Manager contractually agreed to waive a portion of the investment advisory fee on BFZ at an annual rate of 0.03% of average weekly net assets through December 31, 2011 and 0.01% through December 31, 2012. For the year ended July 31, 2012, the Manager waived $146,014, which is included in fees waived by advisor in the Statements of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the year ended July 31, 2012, the amounts waived were as follows:

BFZ	$12,833
BFO	$166
BBF	$1,985
BNJ	$5,921
BNY	$6,445

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2012, were as follows:

	Purchases	Sales
BFZ	$252,692,325	$241,050,716
BFO	$41,478,562	$42,636,129
BBF	$61,937,987	$61,920,507
BNJ	$44,177,254	$36,229,437
BNY	$98,540,413	$70,610,646

5. Income Tax Information:

GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2012 attributable to amortization methods on fixed income securities, distributions received from a regulated investment company, the reclassification of distributions, non-deductible expenses, the expiration of capital loss carryforwards and the retention of tax-exempt income were reclassified to the following accounts:

	BFZ	BFO	BBF	BNJ	BNY
Paid-in capital	$(2,067,440)	$500,000	$(49,230)	$(15,312)	$(163,734)
Undistributed net investment income	$(5,403)	$(491,882)	$(47,469)	$(12,221)	$11,351
Accumulated net realized loss	$2,072,843	$(8,118)	$96,699	$27,533	$152,383

The tax character of distributions paid during the fiscal years ended July 31, 2012 and July 31, 2011 was as follows:

		BFZ	BFO	BBF	BNJ	BNY
Tax-exempt income	7/31/12	$30,232,336	$3,993,671	$6,134,295	$7,617,078	$13,278,208
	7/31/11	29,537,062	3,895,423	6,181,675	7,392,033	13,024,667
Ordinary income	7/31/12	69,782	—	—	—	—
	7/31/11	33,693	—	—	32,415	—
Total	7/31/12	$30,302,118	$3,993,671	$6,134,295	$7,617,078	$13,278,208
	7/31/11	$29,570,755	$3,895,423	$6,181,675	$7,424,448	$13,024,667

ANNUAL REPORT	JULY 31, 2012	41

Notes to Financial Statements (continued)

As of July 31, 2012, the tax components of accumulated net earnings were as follows:

	BFZ	BFO	BBF	BNJ	BNY
Undistributed tax-exempt income	$6,639,348	$4,693,611	$557,695	$1,993,756	$3,074,248
Undistributed ordinary income	—	1,844	302	5,654	6,287
Capital loss carryforwards	(22,524,820)	(456,397)	(8,761,684)	(2,256,085)	(6,975,163)
Net unrealized gains[1]	88,764,606	5,994,199	19,787,438	15,199,310	21,225,292
Qualified late-year loss[2]	—	(373,201)	—	—	—
Total	$72,879,134	$9,860,056	$11,583,751	$14,942,635	$17,330,664

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the treatment of residual interests in tender option bond trusts and the deferral of compensation to Trustees.

[2]	BFO has elected to defer certain qualified late-year losses and recognize such losses in the year ending July 31, 2013.

As of July 31, 2012, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	BFZ	BFO	BBF	BNJ	BNY
2014	$1,681,553	—	—	—	—
2015	465,742	—	$385,737	$592,744	—
2016	186,028	—	866,417	15,502	$505,354
2017	3,782,470	$394,297	—	—	2,599,716
2018	12,894,572	62,100	6,858,066	1,390,524	1,480,575
2019	—	—	651,464	27,464	1,982,931
No expiration date[3]	3,514,455	—	—	229,851	406,587
Total	$22,524,820	$456,397	$8,761,684	$2,256,085	$6,975,163

[3]	Must be utilized prior to losses subject to expiration.

During the year ended July 31, 2012, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

BFO	$126,709
BBF	$559,234

As of July 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BFZ	BFO	BBF	BNJ	BNY
Tax cost	$601,522,096	$125,613,699	$121,739,910	$166,154,515	$272,841,016
Gross unrealized appreciation	$89,654,138	$6,960,692	$20,607,995	$17,126,927	$22,516,001
Gross unrealized depreciation	(827,099)	(959,196)	(806,336)	(1,911,048)	(1,179,161)
Net unrealized appreciation	$88,827,039	$6,001,496	$19,801,659	$15,215,879	$21,336,840

6. Concentration, Market and Credit Risk:

BFZ, BFO, BNJ and BNY invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from

42	ANNUAL REPORT	JULY 31, 2012

Notes to Financial Statements (continued)

counterparties.The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Trusts’ Statements of Assets and Liabilities, less any collateral held by the Trusts.

As of July 31, 2012, BFZ invested a significant portion of its assets in securities in the County/City/Special District/School District and Utilities sectors. BFO and BNY invested a significant portion of their assets in securities in the County/City/Special District/School District sector. BBF invested a significant portion of its assets in securities in the County/City/Special District/ School District and Health sectors. BNJ invested a significant portion of its assets in securities in the State sector. Changes in economic conditions affecting the County/City/Special District/School District, Health, State and Utilities sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Share Transactions:

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001. Each Trust’s Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended July 31, 2012	Year Ended July 31, 2011
BFZ	10,886	13,214
BBF	4,149	4,809
BNJ	19,942	22,508
BNY	48,391	50,883

Shares issued and outstanding remained constant for BFO for the year ended July 31, 2012 and the year ended July 31, 2011.

Preferred Shares

The Trusts’ Preferred Shares rank prior to the Trusts’ Common Shares as to the payment of dividends by the Trusts and distribution of assets upon dissolution or liquidation of the Trusts. The 1940 Act prohibits the declaration of any dividend on the Trusts’ Common Shares or the repurchase of the Trusts’ Common Shares if the Trusts fail to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Trusts are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Trusts fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BBF has issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. BBF is required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, BBF is required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

The VRDP Shares as of the year ended July 31, 2012 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BBF	9/15/11	342	$34,200,000	10/01/41

BBF has entered into a fee agreement with the liquidity provider that required a per annum liquidity fee to be paid to the liquidity provider. These fees are shown as liquidity fees in the Statements of Operations.

The fee agreement between BBF and the liquidity provider is for a 364 day term and is scheduled to expire on September 12, 2012. As of July 27, 2012, the fee agreement was extended with the liquidity provider for an additional six months which is scheduled to expire on March 15, 2013, unless terminated in advance.

In the event the fee agreement is terminated in advance, and BBF does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. BBF is required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, BBF is required to begin to segregate liquid assets with BBF’s custodian to fund the redemption. There is no assurance BBF will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

ANNUAL REPORT	JULY 31, 2012	43

Notes to Financial Statements (continued)

BBF is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, BBF is required to begin to segregate liquid assets with the BBF’s custodian to fund the redemption. In addition, BBF is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of BBF. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of VRDP Shares prior to the initial termination date of the fee agreement, BBF must pay the liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. In May 2012, Moody’s completed the review of its methodology for rating securities issued by registered closed-end funds. As of July 31, 2012, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. As of July 31, 2012, the short-term ratings of the liquidity provider and the VRDP Shares for BBF were P-2, F1 and A1 as rated by Moody’s, Fitch and/or S&P, respectively, which is within the two highest rating categories. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

For financial reporting purposes, VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

BBF may incur remarketing fees of 0.10% on the aggregate principal amount of all VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of the BBF’s VRDP Shares have successfully remarketed since issuance, with an annualized dividend rate of 0.33% for the year ended July 31, 2012.

VRDP Shares issued and outstanding remained constant for the year ended July 31, 2011.

VMTP Shares

BFZ, BNJ and BNY (collectively, the “VMTP Funds”) have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

The VMTP Shares as of the year July 31, 2012 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
BFZ	3/22/12	1,713	$171,300,000	4/01/15
BNJ	3/22/12	591	$59,100,000	4/01/15
BNY	3/22/12	945	$94,500,000	4/01/15

The VMTP Funds are required to redeem their VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of the Trusts’ VMTP Shares will be extended or that the Trusts’ VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, the VMTP Funds are required to begin to segregate liquid assets with the Trusts’ custodian to fund the redemption. In addition, the Trusts are required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the Trusts’ VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Trusts. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Trusts redeem the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and the Trusts may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and

44	ANNUAL REPORT	JULY 31, 2012

Notes to Financial Statements (continued)

AAA from Fitch. In May 2012, Moody’s completed the review of its methodology for rating securities issued by registered closed-end funds. As of July 31, 2012, the VMTP Shares were assigned a long-term rating of Aa2 from Moody’s under its new rating methodology. The dividend rate on the VMTP Shares is subject to a step-up spread if the Trusts fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rates of the VMTP Shares for the year ended July 31, 2012 were as follows:

Rate
BFZ	1.19%
BNJ	1.19%
BNY	1.19%

For financial reporting purposes, VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

VMTP Shares issued and outstanding remained constant for the year ended July 31, 2012.

AMPS

The AMPS are redeemable at the option of BFO, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of BFO, as set forth in BFO’s Statement of Preferences (the “Governing Instrument”) are not satisfied.

From time to time in the future, BFO may effect repurchases of its AMPS at prices below their liquidation preference as agreed upon by BFO and seller. BFO also may redeem its AMPS from time to time as provided in the applicable Governing Instrument. BFO intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The BFO had the following series of AMPS outstanding, effective yields and reset frequency as of July 31, 2012:

	Series	AMPS	Effective Yield	Reset Frequency Days
BFO	F7	1,716	0.26%	7

Dividends on seven-day AMPS are cumulative at a rate which is reset every seven days based on the results of an auction. If the AMPS fail to clear the auction on an auction date, each Trust is required to pay the maximum applicable rate on the AMPS to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on all series of AMPS is the higher of 110% of the AA commercial paper rate or 100% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. The low, high and average dividend rates on the AMPS for each Trust for the year ended July 31, 2012 were as follows:

	Series	Low	High	Average
BFZ	F7	0.11%	0.31%	0.22%
	R7	0.11%	0.36%	0.22%
	T7	0.11%	0.31%	0.22%
BFO	F7	0.11%	0.40%	0.24%
BBF	Y7	0.12%	0.31%	0.25%
BNJ	R7	0.11%	0.36%	0.22%
BNY	F7	0.11%	0.31%	0.22%
	W7	0.11%	0.33%	0.22%

Since February 13, 2008, the AMPS of the Trusts failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 0.11% to 0.40% for the year ended July 31, 2012. A failed auction is not an event of default for the Trusts but it has a negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of a Trust’s AMPS than buyers. A successful auction for the Trusts’ AMPS may not occur for some time, if ever, and even if liquidity does resume, holders of AMPS may not have the ability to sell the AMPS at their liquidation preference.

BFO pays commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions. The commissions paid to these broker dealers are included in remarketing fees on Preferred Shares in the Statements of Operations.

During the year ended July 31, 2012, certain Trusts announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BFZ	T7	4/18/12	2,351	$58,775,000
	R7	4/13/12	2,351	$58,775,000
	F7	4/16/12	2,151	$53,775,000
BBF	T7	10/12/11	1,370	$34,250,000
BNJ	R7	4/13/12	2,364	$59,100,000
BNY	W7	4/12/12	1,890	$47,250,000
	F7	4/16/12	1,890	$47,250,000

BBF financed the AMPS redemptions with the proceeds received from the issuance of VRDP Shares of $34,200,000.

ANNUAL REPORT	JULY 31, 2012	45

Notes to Financial Statements (concluded)

BFZ, BNJ and BNY financed the AMPS redemptions with the proceeds received from the issuance of VMTP Shares as follows:

BFZ	$171,300,000
BNJ	$59,100,000
BNY	$94,500,000

AMPS issued and outstanding remained constant during the year ended July 31, 2011 for BFZ, BBF, BNJ and BNY.

AMPS issued and outstanding remained constant during the years ended July 31, 2012 and July 31, 2011 for BFO.

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Trust paid a net investment income dividend on September 4, 2012 to Common Shareholders of record on August 15, 2012:

Common Dividend Per Share
BFZ	$0.077700
BFO	$0.056000
BBF	$0.072375
BNJ	$0.081100
BNY	$0.075000

Additionally, the Trusts declared a net investment income dividend on September 4, 2012 payable to Common Shareholders of record on September 14, 2012 for the same amounts noted above.

The dividends declared on Preferred Shares for the period August 1, 2012, to August 31, 2012 were as follows:

	Series	Dividends Declared
BFZ VRDP Shares	W7	$165,075
BFO AMPS	F7	$7,739
BBF VRDP Shares	W7	$10,466
BNJ VMTP Shares	W7	$56,952
BNY VMTP Shares	W7	$91,066

46	ANNUAL REPORT	JULY 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors of
BlackRock California Municipal Income Trust
BlackRock Florida Municipal 2020 Term Trust
BlackRock Municipal Income Investment Trust
BlackRock New Jersey Municipal Income Trust and
BlackRock New York Municipal Income Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock California Municipal Income Trust, BlackRock Florida Municipal 2020 Term Trust, BlackRock Municipal Income Investment Trust, BlackRock New Jersey Municipal Income Trust, and BlackRock New York Municipal Income Trust (the “Trusts”) as of July 31, 2012, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented and the statements of cash flows of BlackRock California Municipal Income Trust, BlackRock Municipal Income Investment Trust, BlackRock New Jersey Municipal Income Trust, and BlackRock New York Municipal Income Trust for the year ended July 31, 2012. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock California Municipal Income Trust, BlackRock Florida Municipal 2020 Term Trust, BlackRock Municipal Income Investment Trust, BlackRock New Jersey Municipal Income Trust, and BlackRock New York Municipal Income Trust as of July 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the cash flows of BlackRock California Municipal Income Trust, BlackRock Municipal Income Investment Trust, BlackRock New Jersey Municipal Income Trust, and BlackRock New York Municipal Income Trust for the year ended July 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
September 26, 2012

Important Tax Information (Unaudited)

All of the distributions paid by the Trusts during fiscal year ended July 31, 2012 qualify as tax exempt interest dividends for federal income tax purposes except for the following:

BFZ	Payable Date	Ordinary Income[1]
Common Shareholders	12/30/11	$0.021370
AMPS:
Series T-7	12/07/11	$0.200000
Series R-7	12/09/11	$0.200000
Series F-7	12/05/11	$0.200000

[1]

Additionally, all ordinary income distributions are comprised of interest related dividends and qualified short-term capital gains for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

ANNUAL REPORT	JULY 31, 2012	47

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors or Trustees, as applicable (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock California Municipal Income Trust (“BFZ”), BlackRock Florida Municipal 2020 Term Trust (“BFO”), BlackRock Municipal Income Investment Trust (“BBF”), BlackRock New Jersey Municipal Income Trust (“BNJ”) and BlackRock New York Municipal Income Trust (“BNY” and together with BFZ, BFO, BBF, and BNJ, each a “Fund,” and, collectively, the “Funds”) met on April 26, 2012 and May 22–23, 2012 to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each Fund also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) among the Manager, its Fund, and BlackRock Financial Management, Inc. (the “Sub-Advisor”). The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees ratios for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Boards requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Boards in response to specific questions. These questions covered issues such as profitability, including the impact of BlackRock’s upfront costs in sponsoring closed-end funds and the relative profitability of closed-end and open end funds, investment performance and management fee levels. The Boards considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

The Boards considered BlackRock’s efforts during the past year with regard to refinancing outstanding AMPS, as well as ongoing time and resources devoted to other forms of preferred shares and alternative leverage. As of the date of this report, BFZ, BBF, BNJ and BNY have each redeemed 100% of its outstanding AMPS and BFO has redeemed 12.3% of its outstanding AMPS.

48	ANNUAL REPORT	JULY 31, 2012

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 26, 2012 meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Funds as compared with a peer group of funds as determined by Lipper and, where applicable, a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 26, 2012, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 26, 2012 meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 22–23, 2012 Board meeting.

At an in-person meeting held on May 22–23, 2012, each Board, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund, each for a one-year term ending June 30, 2013. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (f) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and their Funds’ portfolio management teams, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

ANNUAL REPORT	JULY 31, 2012	49

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

B. The Investment Performance of the Funds and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of their Funds. In preparation for the April 26, 2012 meeting, the Boards worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to funds in that Fund’s applicable Lipper category and, where applicable, the customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Boards and each Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Funds throughout the year.

The Board of each of BFZ, BNJ and BNY noted that, in general, its respective Fund performed better than its Peers in that the Fund’s performance was at or above the median of its respective Customized Lipper Peer Group Composite in each of the one-, three- and five-year periods reported. Based on its discussions with BlackRock and the Board’s review of its respective Fund’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board of each of BFZ, BNJ and BNY noted that its respective Fund’s investment performance as compared to its Customized Lipper Peer Group Composite provided a more meaningful comparison of the Fund’s relative performance. The composite performance metric is a measurement blend of total return and yield.

The Board of BBF noted that, in general, BBF performed better than its Peers in that BBF’s performance was at or above the median of its Customized Lipper Peer Group Composite in two of the one-, three- and five-year periods reported. Based on its discussions with BlackRock and the Board’s review of BBF’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, BBF’s Board noted that BBF’s investment performance as compared to its Customized Lipper Peer Group Composite provided a more meaningful comparison of BBF’s relative performance. The composite performance metric is a measurement blend of total return and yield.

The Board of BFO noted that BFO performed below the median of its Lipper Performance Universe Composite in each of the one-, three- and five-year periods reported. Based on its discussions with BlackRock and the Board’s review of BFO’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, BFO’s Board noted that BFO’s investment performance as compared to its Lipper Performance Universe Composite provided a more meaningful comparison of BFO’s relative performance. The composite performance metric is a measurement blend of total return and yield. The Board of BFO and BlackRock reviewed and discussed the reasons for BFO’s underperformance during these periods compared with its Peers. BFO’s Board was informed that, among other things, BFO has a targeted maturity, and as such is managed to achieve the specific maturity goal.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010, and December 31, 2009. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

50	ANNUAL REPORT	JULY 31, 2012

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

The Board of each of BFZ, BFO, BBF and BNY noted that its respective Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

The Board of BNJ noted that BNJ’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by BNJ’s Peers, in each case before taking into account any expense reimbursements or fee waivers. BNJ’s Board also noted, however, that BNJ’s contractual management fee ratio was reasonable relative to the median contractual management fee ratio paid by BNJ’s peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that they had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

Each Board, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2013, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	JULY 31, 2012	51

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BFZ, BBF, BNJ and BNY declares a dividend or determines to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

After BFO declares a dividend or determines to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ account by the purchase of outstanding shares on the open market or on BFO’s primary exchange (“open-market purchases”). BFO will not issue any new shares under the Reinvestment Plan.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at www.computershare.com/investor, or in writing to Computershare, P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street, Canton, MA 02021.

52	ANNUAL REPORT	JULY 31, 2012

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Trustee	Since 1994

Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				98 RICs consisting of 94 Portfolios	None
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007

Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.

				98 RICs consisting of 94 Portfolios	AtriCure, Inc. (medical devices)
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Trustee and Member of the Audit Committee	Since 2011

Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.

				98 RICs consisting of 94 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee and Member of the Audit Committee	Since 1988

Editor of and Consultant for The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				98 RICs consisting of 94 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2005

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.

				98 RICs consisting of 94 Portfolios	The McClatchy Company (publishing); Bell South (telecommunications); Knight Ridder (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	98 RICs consisting of 94 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007

Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.

				98 RICs consisting of 94 Portfolios	BlackRock Kelso Capital Corp. (business development company)

ANNUAL REPORT	JULY 31, 2012	53

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Trustee	Since 2004

Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.

				98 RICs consisting of 94 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Trustee and Member of the Audit Committee	Since 2007

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Department, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.

				98 RICs consisting of 94 Portfolios	None
[1]

Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding good cause thereof. In 2011, the Board of Trustees unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believes would be in the best interest of shareholders.

[2]

Date shown is the earliest date a person has served for the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trusts’ board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011

Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.

				160 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007

Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed- end funds in the BlackRock fund complex from 1989 to 2006.

				160 RICs consisting of 278 Portfolios	None
[3]

Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trusts based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Trustees of the BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding good cause thereof.

54	ANNUAL REPORT	JULY 31, 2012

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years
Trusts Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011

Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2007[2]

Managing Director of BlackRock since 2000; Chief Marketing Officer of BlackRock since 2012; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group from 2009 to 2012; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010; Associate of BlackRock from 2006 to 2007.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012; Associate at Willkie Farr & Gallagher LLP from 2006 to 2008.
	[1]	Officers of the Trusts serve at the pleasure of the Board.
	[2]	Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Financial
Management, Inc.
New York, NY 10055

Custodian and Accounting Agent
State Street Bank and
Trust Company
Boston, MA 02110

Transfer Agent
Common Shares:
Computershare Trust Company, N.A.
Canton, MA 02021

AMPS Auction Agent
The Bank of New York Mellon
New York, NY 10289

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent
The Bank of New York Mellon
New York, NY 10289

VRDP Liquidity Provider
Morgan Stanley Bank N.A.
New York, NY 10056

VRDP Remarketing Agent
Morgan Stanley & Co. LLC
New York, NY 10056

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY 10036

Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

Effective May 22, 2012, Robert W. Crothers became Vice President of the Trusts.

Effective May 22, 2012, Ira P. Shapiro resigned as Secretary of the Trusts and Janey Ahn became Secretary of the Trusts.

ANNUAL REPORT	JULY 31, 2012	55

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 27, 2012 for shareholders of record on May 31, 2012 to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Class II Trustees as follows:

	Frank J. Fabozzi[1]			James T. Flynn			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BFZ	1,713	0	0	29,361,685	726,623	0	29,332,772	755,536	0
BFO	1,285	20	0	4,945,523	213,351	0	4,938,441	220,433	0
BBF	291	0	0	6,240,396	155,792	0	6,210,111	186,077	0
BNJ	591	0	0	7,080,082	294,970	0	6,994,685	380,367	0
BNY	945	0	0	11,307,781	583,688	0	11,515,038	376,431	0

[1]	Voted on by holders of Preferred Shares only.

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Paul L. Audet, Michael J. Castellano, Richard E. Cavanagh, Kathleen F. Feldstein, Henry Gabbay, Jerrold B. Harris, R. Glenn Hubbard and W. Carl Kester.

Trust Certification

Certain Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

56	ANNUAL REPORT	JULY 31, 2012

Additional Information (continued)

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

On July 29, 2010, the Manager announced that a shareholder derivative complaint was filed on July 27, 2010 in the Supreme Court of the State of New York, New York County with respect to BFZ and BNJ, which had previously received a demand letter from a law firm on behalf of each trust’s common shareholders. The complaint was filed against the Manager, BlackRock, BFZ, BNJ and certain of the directors, officers and portfolio managers (collectively, the “BlackRock Parties”) in connection with the redemption of auction-market preferred shares, auction rate preferred shares, auction preferred shares and auction rate securities (collectively, “AMPS”). The complaint alleged, among other things, that the BlackRock Parties breached their fiduciary duties to the common shareholders of BFZ and BNJ (the “Shareholders”) by redeeming AMPS at their liquidation preference and alleges that such redemptions caused losses to the Shareholders. On April 16, 2012, the plaintiffs amended their complaint and filed a consolidated shareholder derivative complaint which contains similar substantive allegations to the original complaint but which does not include BNJ as a nominal defendant. Thus, BNJ is no longer a nominal defendant in the derivative complaint. The plaintiffs are seeking monetary damages for the alleged losses suffered and to enjoin BFZ from future redemptions of AMPS at their liquidation preference. The BlackRock Parties believe that the claims asserted in the complaint are without merit and intend to vigorously defend themselves in the litigation.

On March 29, 2011, the Manager announced that BBF received a demand letter from a law firm on behalf of BBF’s common shareholders. The demand letter alleges that the Manager and BBF’s officers and Board of Trustees (the “Board”) breached their fiduciary duties by redeeming at par certain of BBF’s AMPS, and demanded that the Board take action to remedy those alleged breaches. A committee consisting of the Independent Directors, with the assistance of their independent counsel, reviewed these demands. Based on the committee’s investigation and unanimous recommendation, the Board rejected these demands as inconsistent with the best interests of BBF and its shareholders.

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 441-7762.

ANNUAL REPORT	JULY 31, 2012	57

Additional Information (continued)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

58	ANNUAL REPORT	JULY 31, 2012

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	JULY 31, 2012	59

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term dividend rates of the Preferred Shares may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#CEF -BK5-7/12-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock New Jersey Municipal Income Trust	$29,800	$29,200	$6,000	$3,500	$9,300	$8,800	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock New Jersey Municipal Income Trust	$15,300	$12,300

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of July 31, 2012.

(a)(1)

The registrant is managed by a team of investment professionals comprised of Robert Sneeden, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Sneeden, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2008, 2006 and 2006, respectively.

Portfolio Manager	Biography
Robert Sneeden	Director of BlackRock since 2006; Vice President of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1998 to 2006.
Theodore R. Jaeckel, Jr.	Managing Director at BlackRock since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2)	As of July 31, 2012:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Robert Sneeden	11	0	0	0	0	0
	$2.12 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr.	62	0	0	0	0	0
	$24.69 Billion	$0	$0	$0	$0	$0
Walter O’Connor	62	0	0	0	0	0
	$24.69 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of July 31, 2012:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation.

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
Theodore Jaeckel Walter O’Connor

A combination of market-based indices (e.g., Barclays Capital Muni Bond Index, Standard & Poor’s Municipal Bond Index, Barclays Capital Taxable Municipal Build America Bonds Index), certain customized indices and certain fund industry peer groups.

Robert Sneeden	A combination of market-based indices (e.g., Barclays Capital Muni Bond Index, Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. All of the eligible portfolio managers have participated in the deferred compensation program.

Other compensation benefits.

In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following incentive savings plans. BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2012).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Messrs. Jaeckel, O’Connor and Sneeden are each eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of July 31, 2012.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Robert Sneeden	None
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock New Jersey Municipal Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New Jersey Municipal Income Trust

Date: October 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New Jersey Municipal Income Trust

Date: October 3, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock New Jersey Municipal Income Trust

Date: October 3, 2012